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                                                                 Exhibit 10.23


                      CONVERTIBLE DEBENTURE LOAN AGREEMENT

                                 BY AND BETWEEN
                                  TOPRO, INC.


                             AND ITS SUBSIDIARIES:


                       Advanced Control Technology, Inc.

                Management Design and Consulting Services, Inc.

                        Topro Systems Integration, Inc.

                        Visioneering Holding Corporation



                              ALL AS CO-BORROWERS


                                      AND


                  RENAISSANCE U.S. GROWTH & INCOME TRUST, PLC


                                   AS LENDER


   This Convertible Debenture Loan Agreement (the "Loan Agreement") is entered into as of OCTOBER 30, 1996, by and between TOPRO, INC. (a Colorado corporation) its subsidiaries Advanced Control Technology, Inc. (an Oregon corporation), Management Design and Consulting Services, Inc. (a Georgia corporation),Visioneering Holding Corporation (a California corporation) and Topro Systems Integration, Inc. (a Colorado corporation) all as co-borrowers (collectively hereinafter referred to as "BORROWER") and RENAISSANCE U.S. GROWTH & INCOME TRUST, PLC (a public limited company registered in England and Wales) (together with any assignees or successors in interest hereinafter referred to as "LENDER").

   WITNESSETH:

   WHEREAS, Borrower seeks to obtain up to ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000) in convertible debenture financing for working capital purposes.

   WHEREAS, Borrower has requested that Lender provide such funding by furnishing a loan as herein provided and Lender is willing to furnish such to Borrower upon the terms and subject to the conditions and for the considerations hereinafter set forth;

   NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:
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                       ARTICLE I - DEFINITION OF TERMS

SECTION 1.01. DEFINITIONS.

   (a) For the purposes of this Loan Agreement, unless the context otherwise requires, the following terms shall have the respective meanings assigned to them in this Article I or in the section or recital referred to below:

"Affiliate" with respect to any Person shall mean (i) any person directly or indirectly owning, controlling or holding power to vote 10% or more of the outstanding voting securities of any Person; (ii) any person, 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by any Person; (iii) any person directly or indirectly controlling, controlled by or under common control with any Person; (iv) any officer, director or partner of any Person; and
   (v) if a Person is an officer, director or partner, any company for which any Person acts in such capacity. For purposes of this Agreement, any partnership of which any Person is a general partner, or any joint venture in which any Person is a joint venture, is an Affiliate of each Person.

"Capital Expenditure" shall mean an expenditure for assets that will be used in years subsequent to the year in which the purchase is made and which asset is properly classifiable in financial statements as equipment, real property or improvements, or similar type of capitalized asset.

"Capital Lease" shall mean any lease of property, real or personal, which is in substance a financing lease and which would be capitalized on a balance sheet of the lessee, including without limitation, any lease under which (i) such lessee will have an obligation to purchase the property for a fixed sum, (ii) an option to purchase the property at an amount less than a reasonable estimate of the fair market value of such property as of the date such lease is executed, or (iii) the term of the lease approximates or exceeds the expected useful life of the property leased thereunder.

"Consolidated Subsidiaries" shall mean those corporations of which 50% or more of the voting stock is owned by Borrower and their financial statements are consolidated with those of the Borrower.

"Conversion" or "Conversion Rights" shall mean exchange of, or the rights to exchange, the Principal Amount of the loan, or any part thereof, for Borrower's fully paid and non assessable common stock on the terms and conditions as provided in the Debenture.

"Common Stock" shall mean the Borrower's common stock, $0.0001 par value.

"Debentures" shall mean the Debentures executed by Borrower and delivered pursuant to the terms of this Loan Agreement, together with any renewals, extensions or modifications thereof.

"Debtor Laws" shall mean all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws from time to time in effect affecting the rights of creditors generally.

"Default" shall mean any of the events specified in Article VIII.

"Dividends", in respect of any corporation, shall mean (i) cash distributions or any other distributions on, or in respect of, any class of capital stock of such corporation, except for distributions made solely in shares of stock of the same class, and (ii) any and all funds, cash and other payments made in respect of the redemption, repurchase or acquisition of such stock, unless such stock shall be redeemed or acquired through the exchange of such stock with stock of the same class.

"ERISA" shall mean the Employee Retirement Income Security Act, as amended, together with all regulations issued pursuant thereto.

"GAAP" shall mean generally accepted accounting principles applied on a consistent basis, set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, or their successors, which are applicable in the circumstances as of the date in question. The requisite that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

"Governmental Authority" shall mean any government (or any political subdivision or jurisdiction thereof), court, bureau, agency or other governmental authority having jurisdiction over Borrower or a Subsidiary or any of its or their business, operations or properties.

"Guaranty" of any Person shall mean any contract, agreement or understanding of such Person pursuant to which such Person in effect guarantees the payment of any Indebtedness of any other Person (the "Primary





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   Obligor") in any manner, whether directly or indirectly, including without limitation agreements: (i) to purchase such Indebtedness or any property constituting security therefor, (ii) to advance or supply funds primarily for the purpose of assuring the holder of such Indebtedness of the ability of the Primary Obligor to make payment, or (iii) otherwise to assure the holder of the Indebtedness of the Primary Obligor against loss in respect thereof, except that "Guaranty" shall not include the endorsement by Borrower or a Subsidiary in the ordinary course of business of negotiable instruments or documents for deposit or collection.

"Holder" shall mean the owner of Registrable Securities.

"Indebtedness" shall mean, with respect to any Person, the following indebtedness, obligations and liabilities of such Person: (i) all "liabilities" that would be reflected on a balance sheet of such Person,
   (ii) all obligations of such Person in respect of any Guaranty, (iii) all obligations of such Person in respect of any Capital Lease, (iv) all obligations, indebtedness and liabilities secured by any lien or any security interest on any property or assets of such Person, and (v) all preferred stock of such Person which is subject to a mandatory redemption requirement, valued at the greater of its involuntary redemption price or liquidation preference plus accrued and unpaid dividends.

"Investment" in any Person shall mean any investment, whether by means of share purchase, loan, advance, extension of credit, capital contribution or otherwise, in or to such Person, the Guaranty of any Indebtedness of such Person, or the subordination of any claim against such Person to other Indebtedness of such Person, provided however, that "Investment" shall not include any demand deposits in a duly chartered state or national bank or other cash equivalent investments.

"IRS Code" shall mean the Internal Revenue Code of 1986, as amended, together with all regulations issued thereunder.

"Lien" shall mean any lien, mortgage, security interest, tax lien, pledge, encumbrance, conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of Indebtedness, whether arising by agreement or under any statute or law, or otherwise.

"Loan" shall mean the money lent to Borrower pursuant to this Loan Agreement, along with any accrued interest thereon.

"Loan Closing" or "Loan Closing Date" shall mean the initial disbursement of Loan funds which shall occur on a date 30 days from the date hereof or such earlier date on which Borrower requests, and Lender approves, as the date at which the initial advance of the Loan funds shall be consummated, provided that such date may be mutually extended beyond 30 days, but only by written agreement of the parties hereto.

"Loan Documents" shall mean this Loan Agreement, the Debentures (including any renewals, extensions and refundings thereof), the Security Agreement, the Pledge Agreement and any other agreements or documents (and with respect to this Loan Agreement, and such other agreements and documents, any amendments or supplements thereto or modifications thereof) executed or delivered pursuant to the terms of this Loan Agreement.

"Material Adverse Effect" or "Material Adverse Change" shall mean any change, factor or event that shall (i) have a material adverse effect upon the validity, performance or enforceability of any Loan Documents, (ii) have a material adverse effect upon the financial condition or business operations of Borrower or any Subsidiaries, (iii) have a material adverse effect upon the ability of the Borrower to fulfill its obligations under the Loan Documents, or (iv) any event that causes an Event of Default or which, with notice or lapse of time or both, could become an Event of Default.

"Obligation" shall mean: (i) all present and future indebtedness, obligations and liabilities of Borrower to Lender arising pursuant to this Loan Agreement, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, joint, several, or joint and several; (ii) all present and future indebtedness, obligations and liabilities of Borrower to Lender arising pursuant to or represented by the Debentures and all interest accruing thereon, and reasonable attorneys' fees incurred in the enforcement or collection thereof; (iii) all present and future indebtedness, obligations and liabilities of Borrower and any Subsidiary evidenced by or arising pursuant to any of the Loan Documents;
   (iv) all costs incurred by





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   Lender, including but not limited to reasonable attorneys' fees and legal expenses related to this transaction; and (v) all renewals, extensions and modifications of the indebtedness referred to in the foregoing clauses, or any part thereof.

"Permitted Liens" shall mean: (i) Liens (if any) granted to Lender to secure the Obligation, (ii) pledges or deposits made to secure payment of worker's compensation insurance (or to participate in any fund in connection with worker's compensation insurance), unemployment insurance, pensions or social security programs, (iii) Liens imposed by mandatory provisions of law such as for landlord's, materialmen's, mechanics', warehousemen's and other like Liens arising in the ordinary course of business, securing Indebtedness whose payment is not yet due, (iv) Liens for taxes, assessments and governmental charges or levies imposed upon a Person or upon such Person's income or profits or property, if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate cash reserves have been provided or if an extension is obtained with respect thereto, (v) Liens arising from good faith deposits in connection with tenders, leases, real estate bids or contracts (other than contracts involving the borrowing of money), pledges or deposits to secure public or statutory obligations and deposits to secure (or in lieu of) surety, stay, appeal or customs bonds and deposits to secure the payment of taxes, assessments, customs duties or other similar charges, (vi) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such items do not materially impair the use of such property for the purposes intended, and none of which is violated by existing or proposed structures or land use, (vii) mortgages, financing statements, equipment leases or other encumbrances incurred in connection with the acquisition of property or equipment or the replacement of existing property or equipment, provided that such liens shall be limited to the property or equipment then being acquired, and (viii) Liens granted to secure the debt held by U.S Bank and Garfield Bank.

"Person" shall include an individual, a corporation, a joint venture, a general or limited partnership, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

"Plan" shall mean an employee benefit plan or other plan maintained by Borrower for employees of Borrower and/or any Subsidiaries and covered by Title IV of ERISA, or subject to the minimum funding standards under Section 412 of the Internal Revenue Code of 1986, as amended.

"Principal Amount" shall mean, as of any time, the then aggregate outstanding face amount of the Debentures after any conversions or redemptions and after giving effect to any installment payments received by Lender.

"Registrable Securities" shall mean (i) the Common Stock issued upon Conversion of the Debentures, (ii) any Common Stock issued upon Conversion which is issued with respect to the Common Stock referred to in clause (i) by way of stock dividend; any other distribution with respect to or in exchange for, or in replacement of Common Stock; stock split; or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; excluding in all cases, however, any Registrable Security that is not a Restricted Security and any Registrable Securities sold or transferred by a person in a transaction in which the rights under this Loan Agreement are not assigned.

"Registrable Securities Then Outstanding" shall mean an amount equal to the number of Registrable Securities outstanding which have been issued pursuant to the Conversion of the Debentures.

"Rentals" of any Person shall mean, as of any date, the aggregate amount of the obligations and liabilities (including future obligations and liabilities not yet due and payable) of such Person to make payments under all leases, subleases and similar arrangements for the use of real, personal or mixed property, other than leases which are Capital Leases.

"Restricted Security" shall mean a security that has not been (i) effectively registered under the 1933 Act or (ii) distributed to the public pursuant to Rule 144 (or any similar provisions that are in force) under the 1933 Act.

"SEC" shall mean the Securities and Exchange Commission.

"1933 Act" shall refer to the Securities Act of 1933, as amended.

"1934 Act" shall refer to the Securities Exchange Act of 1934, as amended.





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"Solvent" shall mean, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair salable value, in the ordinary course of business, of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

"Subordinated Debt" shall mean any indebtedness of the Borrower or any Subsidiaries, now existing or hereafter incurred, which indebtedness is, by its terms, junior in right of repayment to the payment of the Debentures.

"Subsidiary" shall mean any corporation whether now existing or hereafter acquired of which fifty percent (50%) or more of the Voting Shares are owned, directly or indirectly, by Borrower.

"Voting Shares" of any corporation shall mean shares of any class or classes
   (however designated) having ordinary voting power for the election of at least a majority of the members of the Board of Directors (or other governing bodies) of such corporation, other than shares having such power only by reason of the happening of a contingency.

SECTION 1.02. OTHER DEFINITION PROVISIONS.

   (a) All terms defined in this Loan Agreement shall have the above-defined meanings when used in the Debentures or any other Loan Documents, certificate, report or other document made or delivered pursuant to this Loan Agreement, unless the context therein shall otherwise require.

   (b) Defined terms used herein in the singular shall import the plural and vice versa.

   (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Loan Agreement shall refer to this Loan Agreement as a whole and not to any particular provision of this Loan Agreement.

   (d) References to financial statements and reports shall be deemed to be a reference to such statements and reports prepared in accordance with GAAP recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board which principles are consistently applied, on the basis used by Borrower in prior years, for all periods after the date hereof so as to properly reflect the financial condition, and the results of operations and statement of cash flows, of Borrower and its Consolidated Subsidiaries, if any.

   (e) Accounting terms not specifically defined above, or not defined in the Loan Agreement, shall be construed in accordance with GAAP as recognized as of this date by the American Institute of Certified Public Accountants.

                        ARTICLE II - LOAN PROVISIONS

SECTION 2.01. LOAN CLOSING.

   (a) Subject to the terms and conditions of this Loan Agreement, and the compliance with such terms and conditions by all parties, Lender agrees to lend to Borrower, and Borrower agrees to borrow from Lender, the aggregate sum of up to ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000) which shall be disbursed at the Loan Closing.

   (b) Such disbursement is to be at such time and subject to the conditions as provided hereunder and such borrowing shall be evidenced by Borrower's duly executed Debenture (in one or more counterparts in the





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aggregate sum of the Principal Amount advanced, each such counterpart singularly or collectively herein the "Debenture" or "Debentures") substantially in the form of Exhibit 2.01(b)*** attached hereto and made a part hereof, with appropriate insertion of names, dates and amounts. In the event of any differences in terms between the Loan Agreement and the Debenture, the Debenture will be controlling, provided, however, that the holder of the Debenture shall be entitled to all the rights and benefits of the Lender provided in this Agreement.

   (c) Unless otherwise mutually agreed, closing shall be at the offices of Renaissance Capital Group, Inc. in Dallas, Texas.

   (d) If, within 30 days of the date of this Agreement (i) Borrower has failed to comply with the conditions precedent to the Loan Closing as specified in
Article III hereof (unless compliance with such conditions in whole or in part has been waived or modified by Lender in its sole discretion) or (ii) the Loan Closing has not occurred (unless the date of such Loan Closing has been mutually extended) then, in either such case the obligations of Lender under this Loan Agreement shall terminate, provided however that Borrower shall be obligated for payment of the commitment fees and Lender expenses as provided in
Section 2.07 due and payable as of such date of termination.

SECTION 2.02. USE OF PROCEEDS.

   (a) The money advanced hereunder shall be used by Borrower for the following purposes:

         General Working Capital Purposes                    $1,200,000

                                              Total  =       $1,200,000

   Topro, Inc., Advanced Control Technology, Inc., Management Design and Consulting Services, Inc. Topro Systems Integration, Inc. and Visioneering Holding Corporation all hereby acknowledge that the proceeds from the Loan shall be used by each company individually for the growth of their business by providing working capital.





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SECTION 2.03. INTEREST RATE AND INTEREST PAYMENTS.

  (a) Interest on the Principal Amount outstanding from time to time shall accrue at the rate of 9.00% per annum, with the first installment payable on NOVEMBER 1, 1996 and subsequent payments at the first day of each month thereafter. Overdue principal and interest on the Debentures shall bear interest, to the extent permitted by applicable law, at a rate of 9.00% per annum. Interest on the Principal Amount of each Debenture shall be calculated, from time to time, on the basis of the actual days elapsed in a year consisting of 365 days.

SECTION 2.04. MATURITY.

  (a) If not sooner redeemed or converted, the Debentures shall mature on OCTOBER 30, 2003, which time all the remaining unpaid principal, interest and any other charges then due under the Loan Agreement shall be due and payable in full.

SECTION 2.05. MANDATORY PRINCIPAL REDEMPTION INSTALLMENTS.

  (a) Mandatory principal redemption installments on each Debenture shall be as provided for in the Debentures.

SECTION 2.06. OPTIONAL REDEMPTION.

  (a) Optional principal redemption on each Debenture shall be as provided for in the Debentures.

SECTION 2.07. CLOSING FEES AND LOAN CLOSING COSTS.

  (a) Borrower agrees to pay to Lender a Loan Commitment fee of 1% of the loan amount available under this Loan Agreement such to be due and payable at Loan Closing or upon termination of this Loan Agreement.

  (b) Borrower agrees to pay to Lender a Loan Closing Fee of 1% of the amount of Loan funds disbursed at each closing, such to be due and payable at Loan Closing.

  (c) In addition, at the Loan Closing Borrower agrees to pay Lender's reasonable costs and expenses (including without limitation the reasonable fees and expenses of Lender's legal counsel) in connection with the negotiation, preparation, execution and delivery of this Loan Agreement, the Debentures, the other Loan Documents and the Loan Closing or Subsequent Loan Closing, provided that such expenses shall not, in the aggregate, exceed 0.5% of the loan amount available under this Loan Agreement.

  (d) Lender acknowledges the receipt of the payment by the Borrower of $________ to cover Due Diligence expenses.

SECTION 2.08. PLACEMENT FEE.

   The Borrower shall be responsible for payment of any placement fees and commissions, brokerage fees or finders fees in connection with the Loan. All such placement fee obligations are as listed in Schedule 2.08 attached hereto. The Lender has incurred no placement fee on this transaction.

SECTION 2.09. TAXES.

  (a) Payments by Borrower hereunder shall be made without deduction for any present or future taxes, duties, charges or withholdings, (excluding, in the case of the Lender, any foreign taxes, any federal, state or local income taxes and any franchise taxes or taxes imposed upon it by the jurisdiction, or any political subdivision thereof, under which the Lender is organized or is qualified to do business) and all liabilities with respect thereto (herein "Taxes") shall be paid by Borrower. If Borrower shall be required by law to deduct any Taxes for which Borrower is responsible under the preceding sentence from any sum payable hereunder to any Lender: (i) the sum payable shall be increased so that after making all required deductions, such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law.

  (b) Except as otherwise set forth in this Loan Agreement or the other Loan Documents, Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Loan Documents or from the execution,





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delivery or registration of, or otherwise with respect to, this Loan Agreement or the other Loan Documents (hereinafter referred to as "Other Taxes").

  (c) Borrower shall indemnify Lender for the full amount of Taxes and Other Taxes reasonably paid by Lender or any liability (including any penalties or interest assessed because of Borrower's defaults) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days from the date Lender makes written demand therefor. Lender shall subrogate any and all rights and claims relating to such Taxes and Other Taxes to Borrower upon payment of said indemnification.

  (d) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower in this Section 2.09 shall survive the payment in full of the Obligation.

SECTION 2.10. STOCK CONVERSION RIGHTS AND REGISTRATION RIGHTS AGREEMENT.

  (a) Each Debenture shall be exchangeable for shares of Borrower's common stock on such terms and in such amounts as shall be stated in the Debenture. The holders of the stock issued upon exercise of the right of conversion as provided in said Debenture shall be entitled to all the rights of the Lender as stated in this Loan Agreement or the other Loan Documents to the extent such rights are specifically stated to survive the surrender of the Debenture for conversion as therein provided.

  (b) The holder of shares of common stock of Borrower issued upon conversion shall be entitled to the registration rights as provided in Article IX of this Agreement.

SECTION 2.11. COLLATERAL, SECURITY AGREEMENTS, PLEDGE AGREEMENT

  (a) The due and prompt performance of the obligations of Borrower to Lender under the Loan Agreement and the Debentures shall be secured by all assets of Topro, Inc. and its subsidiaries listed above and such collateral shall be evidenced by Security Agreements executed by and between the Lender and Topro, Inc. and its subsidiaries listed above and financing statements shall be executed in favor of Lender by Topro, Inc. and its subsidiaries listed above. Topro, Inc. shall enter into a Pledge Agreement with Lender pledging its shares in the subsidiary Advanced Control Technologies, Inc. and Visioneering Holding Corporation. Borrower agrees to pledge the ACS/Pro Meta subsidiary upon completion of the Acquisition.

                      ARTICLE III - CONDITIONS PRECEDENT

SECTION 3.01. DOCUMENT REQUIREMENTS.

  (a) Loan Closing Date Requirements: The obligation of Lender to advance funds at the Loan Closing Date hereof is subject to the condition precedent that, on or before the date of such advance, Lender shall have received the following in form and substance satisfactory to Lender:

  (1) Debenture. One or more duly executed Debentures aggregating the Principal Amount of Loan funds then advanced, each in amounts as requested by Lender, which shall be styled "River Oaks Trust Company, FBO Renaissance U.S. Growth & Income Trust, PLC", and in the form of Exhibit 2.01(a)(1) with appropriate insertions of date, amount and conversion features.

  (2) Security Agreements. One or more duly executed Security Agreements and UCC-1 pledging all the assets of Borrower in the form of Exhibit 2.01(a)(3) with appropriate insertions of date, amounts, and listings of collateral.

  (3) Pledge Agreement. One duly executed Pledge Agreement pledging the stock of Advanced Control Technology and Visioneering Holding Corporation. in the form of Exhibit 2.01 (a)(3) and stock certificates evidencing said pledge with blank stock powers.

  (4) Opinion of Borrower's Counsel. An opinion of legal counsel for Borrower dated as of the Loan Closing Date, satisfactory in form and substance to Lender, as to due execution by the Borrower of the Loan Agreement, the Debenture and other Loan Documents and the legal enforceability thereof.

  (5) Officers' Certificate. A true and correct certificate signed by a duly authorized officer of the Borrower and dated as of the Loan Closing Date stating that to the best knowledge and belief of such officer, after





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reasonable and due investigation and review of matters pertinent to the subject matter of such certificate: (A) all of the representations and warranties contained in Article IV hereof and the other Loan Documents are true and correct as of the Loan Closing Date and (B) no event has occurred and is continuing, or would result from the Loan, which constitutes a Default or an Event of Default.

   (6) Resolutions of Borrower. Copies of resolutions, as adopted by the Borrower's Board of Directors, approving the execution, delivery and performance of this Loan Agreement, the Debentures, and the other Loan Documents, including the transactions contemplated herein and accompanied by a certificate of the Secretary or Assistant Secretary of Borrower stating that such resolutions have been duly adopted, are true and correct, have not been altered or repealed and are in full force and effect.

   (7) Incumbency Certificate of Borrower. A signed certificate of the Secretary or Assistant Secretary of the Borrower which shall certify the names of the officers of Borrower authorized to sign each of the Loan Documents to be executed by such officer together with the true signatures of each of such officers. It is herewith stipulated and agreed that Lender may thereafter rely conclusively on the validity of this certificate as a representation of the officers of Borrower duly authorized to act with respect to the Loan Documents until such time as Lender shall receive a further certificate of the Secretary or Assistant Secretary of Borrower canceling or amending the prior certificate and submitting the signatures of the officers thereupon authorized in such further certificate.

   (8) Certificates. Certificates of good standing (or other similar instrument) for the Borrower issued by the Secretary of State of the state of incorporation of Borrower, and certificates of qualification and good standing for Borrower issued by the Secretary of State of each of the states wherein such Borrower has operating facilities of such nature so as to be required to be qualified to do business as a foreign corporation, dated within ten (10) days of Loan Closing.

   (9) Charter and Bylaws. A copy of the Articles of Incorporation of the Borrower and all amendments thereto, certified by the Secretary of State of the state of incorporation and dated within ten (10) days of the date of Loan Closing and a copy of the bylaws of Borrower and all amendments thereto, certified by the Secretary or Assistant Secretary of Borrower, as being true, correct and complete as of the date of such certification.

   (10) Financial Information. Copies of the following financial statements for Borrower: (A) An audited balance sheet and income statement for Borrower as of June 30, 1996.

   (11) Additional Information. Such other information and documents as may reasonably be required by Lender and Lender's counsel to substantiate Borrower's compliance with the requirements of this Loan Agreement.

                  ARTICLE IV - REPRESENTATIONS AND WARRANTIES

To induce Lender to make the Loan hereunder, Borrower represents and warrants to Lender that:

SECTION 4.01. ORGANIZATION AND GOOD STANDING.

   (a) Borrower is duly organized and existing in good standing under the laws of the state of its incorporation, is duly qualified as a foreign corporation and in good standing in all states in which failure to qualify would have a Material Adverse Effect, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged and is or will be qualified in those states wherein it proposes to transact material business operations in the future.

SECTION 4.02. AUTHORIZATION AND POWER.

   (a) Borrower has the corporate power and requisite authority to execute, deliver and perform the Loan Documents to be executed by Borrower. The Borrower is duly authorized to, and has taken all corporate action necessary to authorize such to, execute, deliver and perform the Loan Documents executed by Borrower. The Borrower is and will continue to be duly authorized to perform the Loan Documents executed by Borrower.

SECTION 4.03. NO CONFLICTS OR CONSENTS.

   (a) Except as disclosed to Lender pursuant to Exhibit 4.03 - Schedule of Conflicts or Consents, neither the execution and delivery of the Loan Documents, nor the consummation of any of the transactions therein contemplated, nor compliance with the terms and provisions thereof, will contravene or materially conflict with any provision of law, statute or regulation to which Borrower is subject or any judgment, license, order or permit applicable to Borrower, or any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which Borrower is a party or by which Borrower is or becomes bound, or to which Borrower is or becomes subject, or violate any provision of the charter or bylaws of Borrower. No consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of the Loan Documents or to consummate the transactions contemplated hereby or thereby except those that have been obtained.

SECTION 4.04. ENFORCEABLE OBLIGATIONS.

   (a) The Loan Documents have been duly executed and delivered by the Borrower and are the legal and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by any applicable bankruptcy, insolvency or similar laws now or hereafter in effect affecting creditors rights generally.

SECTION 4.05. NO LIENS.

   (a) Except for Permitted Liens, all of the properties and assets owned by the Borrower are free and clear of all Liens and other adverse claims of any nature, and such persons have good and marketable title to such properties and assets. A true and complete list of all liens for borrowed money is disclosed to Lender pursuant to Exhibit 4.05.

SECTION 4.06. FINANCIAL CONDITION.

   (a) Borrower has delivered to Lender copies of the most recent audited financial statements of Borrower, and the related statements of income, stockholders' equity and statement of cash flow for the year ended JUNE 30, 1996, by its independent Certified Public Accountant. Such financial statements are true and correct in all material respects, fairly represent the financial condition of Borrower as of such dates and have been prepared in accordance with GAAP (except unaudited financial statements omit certain footnotes) applied on a basis consistent with that of prior periods; and as of the date hereof, there are no obligations, liabilities or Indebtedness (including contingent and indirect liabilities and obligations) of Borrower which are (separately or in the aggregate) material and are not reflected in such financial statements or otherwise disclosed herein. Except as set forth on Schedule 4.06, since the date of the above referenced year end financial statements there has not been: (i) any Material Adverse Change in the financial condition, results of operations, business, prospects, assets or liabilities (contingent or otherwise, whether due or to become due, known or unknown), of the Borrower; (ii) any dividend declared or paid or distribution made on the capital stock of the Borrower or any capital stock thereof redeemed or repurchased; (iii) any incurrence of long-term debt by the Borrower; (iv) any salary, bonus or compensation increases to any officers, key employees or agents of the Borrower or (v) any other transaction entered into by the Borrower except in the ordinary course of business and consistent with past practice.

SECTION 4.07. FULL DISCLOSURE.

   (a) To the best of Borrower's knowledge and belief after current investigation, there is no material fact that Borrower has not disclosed to Lender which could have a Material Adverse Effect on the properties, business, prospects or condition (financial or otherwise) of Borrower. Neither the financial statements referenced in Section 4.06 hereof, nor any business plan, offering memorandum or prospectus, certificate or statement delivered herewith or heretofore by Borrower to Lender in connection with negotiations of this Loan Agreement, contained, any untrue statement of a material fact or omitted to state any material fact necessary to keep the statements contained herein or therein from being misleading.

SECTION 4.08. NO DEFAULT.

   (a) No event has occurred and is continuing which constitutes a Default or an Event of Default under this

Loan Agreement.

SECTION 4.09. MATERIAL AGREEMENTS.

   (a) The Borrower is not in default in any material respect under any material contract, lease, loan agreement, indenture, mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its properties is bound.

SECTION 4.10. NO LITIGATION.

   (a) Except as disclosed to Lender pursuant to Exhibit 4.10 - Schedule of Litigation, attached hereto, there are no actions, suits, investigations, arbitrations or administrative proceedings pending, or to the knowledge of Borrower threatened, against Borrower, and there has been no change in the status of any of the actions, suits, investigations, litigation or proceedings disclosed to Lender which could have a materially adverse effect on Borrower or on any transactions contemplated by any Loan Document.

SECTION 4.11. BURDENSOME CONTRACTS.

   (a) To the best knowledge of the Borrower, it is not a party to, or bound by, any contract or agreement, the faithful performance of which is so onerous so as to create or to likely create a Material Adverse Effect on the business, operations or financial condition of the Borrower.

SECTION 4.12. TAXES.

   (a) All tax returns required to be filed by Borrower in any jurisdiction have been filed and all taxes (including mortgage recording taxes), assessments, fees and other governmental charges upon Borrower or upon any of its properties, income or franchises have been paid. To the best knowledge of Borrower, there is no proposed tax assessment against Borrower and there is no basis for such assessment.

SECTION 4.13. PRINCIPAL OFFICE, ETC.

   (a) The principal office and principal place of business of the Borrower is as follows:

                 Topro, Inc.
                 2525 West Evans Avenue
                 Denver, CO 80219

SECTION 4.14. USE OF PROCEEDS.

   (a) The Borrower hereby acknowledges that the proceeds from the Loan are to be used as disclosed in Schedule 4.14.

SECTION 4.15. EMPLOYEE BENEFIT AND INCENTIVE PLANS; ERISA.

   (a) Borrower is not obligated under any Plans.

   (b) Borrower is not a party to any collective bargaining agreement and is not aware of any activities of any labor union that is currently seeking to represent or organize its employees. Borrower has not experienced any labor problems, including work stoppages, disputes or slowdowns with respect to its employees.

SECTION 4.16. COMPLIANCE WITH LAW.

   (a) To the best knowledge of Borrower, Borrower is in compliance with all laws, rules, regulations, orders and decrees which are applicable to Borrower or its properties by reason of any Governmental Authority which are material to the conduct of the business of Borrower or any of its properties.

SECTION 4.17. COMPLIANCE WITH ENVIRONMENTAL REQUIREMENTS.

   (a) To the best knowledge of Borrower, all properties of Borrower are in compliance with all federal, state or local environmental protection laws, statutes and regulations which are material to the conduct of the business of Borrower, or its properties, and the Borrower is currently in compliance with all material reporting requirements, rules, and regulations which are applicable to Borrower or its properties by reason of such governmental environmental protective agencies.

SECTION 4.18. SCHEDULE OF CAPITAL STOCK AND SEC REQUIREMENTS.

   (a) Set forth on Exhibit 4.18 - Schedule of Capital Stock is a true and correct schedule of all classes of authorized, issued, and outstanding Capital Stock of the Borrower, all stock options, warrants, conversion rights, subscription rights and other rights or agreements to acquire securities of Borrower and any shares held in treasury or reserved for issue upon exercise of such stock options, warrants or conversion rights, subscription rights and other rights or agreements to acquire securities including date of termination of such right and the consideration therefor.

   (b) Except as provided in Exhibit 4.18 - Schedule of Capital Stock, to the best of the Borrower's knowledge, all securities of Borrower have been issued in compliance with the requirements of the 1933 Act, and the rules and regulation promulgated thereunder, or pursuant to an exemption therefrom.

   (c) The shares of common stock of the Borrower when issued to Lender upon conversion of the Debentures will be duly and validly issued, fully paid and nonassessable. Such issuance will not give rise to preemptive rights or similar rights by any other security holder of Borrower. Borrower shall at all times reserve and keep available sufficient authorized and unissued shares of common stock to effectuate the conversion of the Debentures.

SECTION 4.19. INSIDER.

   (a) Neither the Borrower, nor any Person having "control" (as that term is defined in the Investment Company Act of 1940, as amended, or in regulations promulgated pursuant thereto (herein the "1940 Act")) of the Borrower is, an "executive officer," "director," or "principal shareholder" (as those terms are defined in the 1940 Act) of Lender.

   (b) Except as set forth in the Borrower's 10K dated for the period ending June 30, 1996, there are no transactions between the Borrower and any affiliates of Borrower.

   (c) All agreements between the Borrower and any officers, directors, and principal shareholders including employment agreements are listed on Exhibit
4.19 - Schedule of Affiliate Transactions.

SECTION 4.20. SUBSIDIARIES.

   (a) As of the date hereof, the Borrower has the following subsidiaries: . Advanced Control Technology, Inc., Management Design and Consulting Services, Inc., Topro Systems Integration, Inc., Tech Sales, Inc. and Sharp Electric Construction Company, Inc. and Visioneering Holding Corporation.

   (b) Except as disclosed in the Financial Statements and except for Subsidiaries, the Borrower does not own any equity or debt interest or any form of proprietary interest in any entity, or any right or option to acquire any such interest in any such entity, except for accounts receivable which have arisen in the ordinary course of business.

SECTION 4.21. CASUALTIES.

   (a) Neither the business nor the properties of Borrower is currently affected by any environmental hazard, fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty (whether or not covered by insurance), which could have a Material Adverse Effect.

SECTION 4.22 INVESTMENT COMPANY ACT.

   (a) Borrower is not an "investment company" as defined in Section 3 of the 1940 Act nor a company that would be an investment company except for the exclusions from the definition of an investment company in Section 3(C) of the 1940 Act and Borrower is not controlled by such a company.

SECTION 4.23. SUFFICIENCY OF CAPITAL.

   (a) Borrower is after consummation of this Loan Agreement and giving effect to all Indebtedness incurred and transactions contemplated in connection herewith will be, Solvent.

SECTION 4.24. CORPORATE NAME.

   (a) The Borrower has not, during the preceding five (5) years, been known as or used any other corporate, fictitious or Tradenames except as disclosed on
Exhibit 4.24 - Schedule of Corporate Name, Mergers and Consolidations. Except as disclosed on Exhibit 4.24, the Borrower has not, during the preceding five
(5) years, been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

SECTION 4.25. MARGIN REGULATION.

   (a) As of the Loan Closing date, the Borrower does not have class of securities with respect to which a member of a national securities exchange, broker, or dealer may extend or maintain credit to or for a customer pursuant to rules or regulation adopted by the Board of Governors of the Federal Reserve System under Section 7 of the 1934 Act.

SECTION 4.26. INSURANCE.

   (a) All of the insurable properties of the Borrower are insured for its benefit under valid and enforceable policies, issued by insurers of recognized responsibility in amounts and against such risks and losses as is customary in such industry. Such policies are listed in Exhibit 4.26 - Schedule of Insurance.

SECTION 4.27. PATENTS, TRADEMARKS AND COPYRIGHTS.

   (a) To the best of Borrower's knowledge and belief after current investigation, Borrower owns all patents, trademarks and copyrights, if any, necessary to conduct its business or possesses licenses or other rights, if any, therefor. All such intangible property rights are listed in Exhibit 4.27 - Schedule of Patents, Trademarks and Copyrights. Borrower has the right to use such proprietary rights without infringing or violating the rights of any third parties. No claim has been asserted by any person to the ownership of or right to use any such proprietary right or challenging or questioning the validity or effectiveness of any such license or agreement. Each of the proprietary rights is valid and subsisting, has not been canceled, abandoned or otherwise terminated.

SECTION 4.28. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

   (a) All representations and warranties by Borrower herein shall survive the Loan Closing and any subsequent Loan Closings and the delivery of the Debentures, and any investigation at any time made by or on behalf of Lender shall not diminish Lender's right to rely on Borrower's' representations and warranties as herein set forth.

                       ARTICLE V - AFFIRMATIVE COVENANTS

         So long as any part of the Debentures remains unpaid or has not been redeemed or converted hereunder, and until such payment, redemption or conversion in full, unless the Lender shall otherwise consent in writing, which consent shall not be unreasonably withheld, Borrower agrees that:

SECTION 5.01. FINANCIAL STATEMENTS, REPORTS AND DOCUMENTS.

   (a) The Borrower shall accurately and fairly maintain its books of account in accordance with generally accepted accounting principles, employ a firm of independent certified public accountants, which firm is Hein + Associates or one of the six largest national accounting firms or which is approved by the Lender, to make annual audits of its accounts in accordance with generally accepted auditing standards; permit the Lender and its representatives to have access to and to examine its properties, books and records (and to copy and make extracts therefrom) at such reasonable times and intervals as the Lender may request and to discuss its affairs, finances and accounts with its officers and auditors, all to such reasonable extent and at such reasonable times and intervals as the Lender may request.

   (b) The Borrower shall provide the following reports and information to the Lender and or the Lender's designee:

         (i) As soon as available, and in any event within forty-five (45) days after the close of each quarter (subject to extensions as permitted under rule 12b-25), the Company's report on Form 10-Q with exhibits for said period. In addition, the Lender may at its sole discretion request internal monthly reports for specific periods.

         (ii) As soon as available, and in any event within ninety (90) days after the close of each year (subject to extensions as permitted under rule 12b-25), the Company's report on Form 10-K with exhibits for said period.

         (iii) Each quarter, concurrent with the periodic report required above, a certificate executed by the Chief Financial Officer or Chief Executive Officer of the Borrower, (a) stating that a review of the activities of the Borrower during such fiscal period has been made under his supervision and that the Borrower has observed, performed and fulfilled each and every obligation and covenant contained herein and is not in default under any of the same or, if any such default shall have occurred, specifying the nature and status thereof, and (b) setting forth a computation in reasonable detail as of the end of the period covered by such statements, of compliance with the Agreed Minimum Financial Standards in
Exhibit 7.01 as provided therein.

         (iv) So long as any Debentures remains outstanding, promptly (but in any event within five business days) upon learning of the occurrence of a Default or an Event of Default deliver a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Borrower describing such Default, Event of Default and stating what steps are being taken to remedy or cure the same.

         (v) Promptly (but in any event within five business days) upon the receipt thereof by the Borrower or the Board of Directors of the Borrower, copies of all reports, all management letters and other detailed information submitted to the Borrower or the Board by independent accountants in connection with each annual or interim audit or review of the accounts or affairs of the Borrower made by such accountants.

         (vi) With reasonable promptness, such other information relating to the finances, properties, business and affairs of the Borrower and each Subsidiary, as Lender reasonably may request from time to time.

         (vii) Promptly upon its becoming available, one copy of each financial statement, report, press release, notice or proxy statement sent by Borrower to stockholders generally and of each regular or periodic report, registration statement or prospectus filed by Borrower with any securities exchange or the SEC or any successor agency, and of any order issued by any Governmental Authority in any proceeding to which the Borrower is a party.

SECTION 5.02. PREPARATION OF A BUDGET.

   (a) At least thirty (30) days prior to the beginning of Borrower's fiscal year, Borrower agrees to prepare and submit to the Board, and furnish to the Lender a copy of, an annual plan for such year which shall include without limitation plans for expansion, if any, plans for incurrences of Indebtedness and projections regarding other sources of funds, monthly projected capital and operating expense budgets, cash flow statements, profit and loss statements and balance sheet projections, itemized in such detail as the Board and/or the Lender may request.

SECTION 5.03. OPERATION REVIEW.

   (a) Borrower agrees that it will review its operations with Lender. Such operations reviews will be in such depth and detail as Lender shall reasonably request. Operations reviews, which usually will require a day or less to complete, will be held as reasonably necessary, generally once a fiscal quarter.

SECTION 5.04. PAYMENT OF TAXES AND OTHER INDEBTEDNESS.

   (a) Borrower shall, and shall cause its Subsidiaries, if any, to, pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, before delinquent, (ii) all lawful claims (including claims for labor, materials and supplies), which, if unpaid, might give rise to a Lien upon any of its property, and (iii) all of its other Indebtedness, except as prohibited hereunder; provided, however, that Borrower and its Subsidiaries, if any, shall not be required to pay any such tax, assessment, charge or levy if and so long as the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and appropriate accruals and reserves therefor have been established in accordance with GAAP.

SECTION 5.05. MAINTENANCE OF EXISTENCE AND RIGHTS; CONDUCT OF BUSINESS.

   (a) Borrower shall, and shall cause its Subsidiaries, if any, to, preserve and maintain its corporate existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business, and conduct its business in an orderly and efficient manner consistent with good business practices and in accordance with all valid regulations and orders of any Governmental Authority. Borrower shall keep its principal place of business within the United States.

SECTION 5.06. SEC FILING AND MAINTENANCE OF SEC REPORTING REQUIREMENTS.

   (a) Once Borrower has a class of securities registered pursuant to Section 12 of the 1934 Act, Borrower shall duly file, when due, all reports and statements required of a company whose securities are registered for public trading under and pursuant to the 1934 Act, as amended, and any rules and regulations issued thereunder, and to preserve and maintain its registration thereunder and all of the rights of its security holders normally associated with a publicly traded stock company.

SECTION 5.07. NOTICE OF DEFAULT.

   (a) Borrower shall furnish to Lender, immediately upon becoming aware of the existence of any condition or event which constitutes a Default or would with the passage of time become a Default or an Event of Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto.

SECTION 5.08. OTHER NOTICES.

   (a) Borrower shall promptly notify Lender of (i) any Material Adverse Change in its financial condition or its business, (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any Indebtedness owing by Borrower or its Subsidiaries, if any, (iii) any material adverse claim against or affecting Borrower or its Subsidiaries, if any, or any of its properties, and (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any Governmental Authority, the negative result of which has an adverse material effect on Borrower or its Subsidiaries.

SECTION 5.09. COMPLIANCE WITH LOAN DOCUMENTS.

   (a) Borrower shall, and shall cause each of its Subsidiaries, if any, to promptly comply with any and all covenants and provisions of the Loan Documents.

SECTION 5.10. COMPLIANCE WITH MATERIAL AGREEMENTS.

   (a) Borrower shall, and shall cause each of its Subsidiaries, if any to comply in all material respects with all material agreements, indentures, mortgages or documents binding on it or affecting its properties or business.

SECTION 5.11. OPERATIONS AND PROPERTIES.

   (a) Borrower shall, and shall cause each of its Subsidiaries, if any to, act prudently and in accordance with customary industry standards in managing or operating its assets, properties, business and investments. Borrower shall and shall cause each of its Subsidiaries, if any, to, keep in good working order and condition, ordinary wear and tear excepted, all of its material assets and properties which are necessary to the conduct of its business.

SECTION 5.12. BOOKS AND RECORDS; ACCESS.

   (a) Borrower shall, and shall cause each of its Subsidiaries, if any, to, maintain complete and accurate books and records of its transactions in accordance with good accounting practices. Borrower shall give each duly authorized representative of Lender access during all normal business hours and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of Borrower and its Subsidiaries and relating to its affairs, and to inspect any of the properties of Borrower and its Subsidiaries, if any. Borrower shall make a copy of this Loan Agreement, along with any waivers, consents, modifications or amendments, available for review at its principal office by Lender or Lender's representatives.

SECTION 5.13. COMPLIANCE WITH LAW.

   (a) Borrower shall, and shall cause each of its Subsidiaries, if any, to, comply with all applicable laws, rules, regulations, and all orders of any Governmental Authority applicable to it or any of its property, business operations or transactions, a breach of which could have a Material Adverse Effect.

SECTION 5.14. INSURANCE.

   (a) Borrower shall, and shall cause each of its Subsidiaries, if any, to, maintain such worker's compensation insurance, liability insurance and insurance on its properties, assets and business, now owned or hereafter acquired, against such casualties, risks and contingencies, and in such types and amounts, as are consistent with customary practices and standards of companies engaged in similar businesses.

SECTION 5.15. AUTHORIZATIONS AND APPROVALS.

   (a) Borrower shall, and shall cause each of its Subsidiaries, if any, to, promptly obtain, from time to time at its own expense, all such governmental licenses, authorizations, consents, permits and approvals as may be required to enable it to comply with its obligations hereunder and under the other Loan Documents.

SECTION 5.16. ERISA COMPLIANCE.

   (a) Borrower shall (i) at all times, make prompt payment of all contributions required under all Plans, if any, and required to meet the minimum funding standards set forth in ERISA with respect to its Plans subject to ERISA, if any, (ii) notify Lender immediately of any fact in connection with any of its Plans, which might constitute grounds for termination thereof or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, together with a statement, if requested by Lender as to the reason therefor and the action, if any, proposed to be taken with respect thereto, and (iii) furnish to Lender upon its request such additional information concerning any of its Plans as may be reasonably requested.

SECTION 5.17. FURTHER ASSURANCES.

   (a) Borrower shall, and shall cause each of its Subsidiaries, if any, to, make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such notices, certifications and additional agreements, undertakings, transfers, assignments, or other assurances, and take any and all such other action, as Lender may, from time to time, deem reasonably necessary or proper in connection with any of the Loan Documents, or the obligations of Borrower or its Subsidiaries, if any, thereunder, which Lender may request from time to time.

SECTION 5.18. INDEMNITY BY BORROWER.

   (a) Borrower shall indemnify, save, and hold harmless, Lender and its directors, officers, agents, attorneys, and employees (collectively, the "indemnitees") from and against: (i) any and all claims, demands, actions or causes of action that are asserted against any indemnitee if the claim, demand, action or cause of action directly or indirectly relates to the Loan Agreement and the other Loan Documents issued pursuant thereto, the use of proceeds of the Loans, or the relationship of Borrower and Lender under this Loan Agreement or any transaction contemplated pursuant to this Loan Agreement, (ii) any administrative or investigative proceeding by any Governmental Authority directly or indirectly related to a claim, demand, action or cause of action described in clause (i) above, and (iii) any and all liabilities, losses, costs, or expenses (including reasonable attorneys' fees and disbursements) that any indemnitee suffers or incurs as a result of any of the foregoing; provided, however, that Borrower shall have no obligation under this Section to Lender with respect to any of the foregoing arising out of the gross negligence or willful misconduct of Lender or its assignees or the breach by the Lender or its assignees of this Loan Agreement or any other Loan Document or other document executed in connection with any of the aforesaid, the breach by Lender or its assignees of any agreement or commitment with other parties, the violation or alleged violation of any law, rule or regulation by Lender or its assignees, or from the transfer or disposition by Lender of any Debenture or the Common Stock issued upon conversion. If any claim, demand, action or cause of action is asserted against any indemnitee, such indemnitee shall promptly notify Borrower, but the failure to so promptly notify Borrower shall not affect Borrower's obligations under this Section unless such failure materially prejudices Borrower's right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. In the event that such indemnitee's failure to properly notify the Borrower materially prejudices Borrower's right to participate in the contest of such claim, demand, action, or cause of action, then said indemnitees shall have no right to receive and Borrower shall have no obligation to pay any indemnification amounts hereunder. Borrower may elect to defend any such claim, demand, action or cause of action (at its own expense) asserted against said indemnitee and, if requested by Borrower in writing and so long as no Default or Event of Default shall have occurred and be continuing, such indemnitee (at Borrower's expense) shall in good faith contest the validity, applicability and amount of such claim, demand, action or cause of action and shall permit Borrower to participate in such contest. Any indemnitee that proposes to settle or compromise any claim or proceeding for which Borrower may be liable for payment to or on behalf of an indemnitee hereunder shall give Borrower written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain Borrower's written concurrence thereto.
In the event that said indemnitee fails to obtain Borrower's prior written consent to any such settlement or compromise, said indemnitee shall have no right to receive and Borrower shall have no obligation to pay any indemnification amounts hereunder. Each indemnitee is to employ counsel in enforcing its rights hereunder and in defending against any claim, demand, action, or cause of action covered by this Section; provided, however, that each indemnitee shall endeavor, but shall not be obligated, in connection with any matter covered by this Section which also involves other indemnitees, to use reasonable efforts to avoid unnecessary duplication of effort by counsel for all indemnitees, including by allowing indemnitor to select one lawyer for all parties, such selection to be subject to the indemnitee's approval, which approval shall not be unreasonably withheld. Any obligation or liability of Borrower to any indemnitee under this Section shall survive the expiration or termination of this Loan Agreement and the repayment of the Debentures.

5.19. PAYMENT OF MANAGEMENT FEE/MONITORING FEE

   Borrower shall pay to Renaissance U.S. Growth and Income Trust PLC. a financial advisory fee of $750 per month.

5.20. PLEDGE OF ACQUIRED SUBSIDIARY/EXECUTION OF SECURITY AGREEMENTS AND FINANCING STATEMENTS

   Borrower shall pledge to Renaissance U.S. Growth & Income Trust PLC and its assigns shares representing 100% of ACS Pro Meta acquired by Borrower. In addition, Borrower shall cause ACS Pro Meta to execute security agreements and financing statements with Renaissance U.S. Growth & Income Trust PLC and its assigns pledging all assets, both tangible and intangible. The foregoing shall apply only if Borrower acquires ACS Pro Meta.

                        ARTICLE VI - NEGATIVE COVENANTS

   So long as any part of the Debentures have not been redeemed or converted hereunder, and until such redemption or conversion in full, unless the Lender shall otherwise consent in writing, which consent shall not be unreasonably withheld, Borrower agrees that, unless permitted otherwise:

SECTION 6.01. LIMITATION ON INDEBTEDNESS.

   (a) Borrower and its Subsidiaries shall not incur, create, contract, waive, assume, have outstanding, guarantee or otherwise be or become, directly or indirectly, liable in respect of any Indebtedness, except

   (i) Indebtedness arising out of this Loan Agreement or otherwise contemplated herein,

   (ii) Indebtedness secured by the Permitted Liens,

   (iii) current liabilities for accounts payable or obligations accrued (other than for borrowed funds or purchase money obligations) and incurred in the ordinary course of business, and for taxes and assessments;

    (i) Short term working capital borrowings in the ordinary course of business not in excess of $250,000 in the aggregate amount at any one time.

    (i)  Indebtedness as listed on Exhibit 4.05

SECTION 6.02. NEGATIVE PLEDGE.

   (a) Borrower shall not, and shall not permit its Subsidiaries, if any, to, create, incur, permit or suffer to exist any Lien upon any of its property or assets other than Permitted Liens, or payments upon any Subordinated Debt other than regularly scheduled installments of principal and interest and shall not directly or indirectly make any payment of any Subordinated Debt which would violate the terms of the Loan

Agreement or of such Subordinated Debt or any subordination agreement applicable to such Subordinated Debt.

SECTION 6.03. LIMITATION ON INVESTMENTS.

   (a) Borrower shall not, and shall not permit its Subsidiaries, if any, to make or have outstanding any Investments in any Person, except for Borrower's (and any Subsidiaries') ownership of stock of Subsidiaries, loans and other transactions between the Borrower and any Subsidiaries, short term bank deposits or money market investments, and such other "cash equivalent" investments as Lender may from time to time approve.

SECTION 6.04. ALTERATION OF MATERIAL AGREEMENTS.

   (a) Borrower shall not, and shall not permit its Subsidiaries, if any, to, consent to or permit any alteration, amendment, modification, release, waiver or termination of any material agreement to which it is a party other than in the ordinary course of business.



SECTION 6.05. CERTAIN TRANSACTIONS.

   (a) Borrower shall not, and shall not permit its Subsidiaries, if any, to, enter into any transaction with, or pay any management fees to, any Affiliate; provided, however, that Borrower and any Subsidiary may enter into transactions with Affiliates upon terms not less favorable to Borrower and any Subsidiary than would be obtainable at the time in comparable transactions of Borrower and any Subsidiaries in arms-length dealings with Persons other than Affiliates.

SECTION 6.06. LIMITATIONS ON ACQUISITION OF NON-RELATED BUSINESS.

   Borrower shall not, and shall not permit its Subsidiaries, if any, to, engage in any line of business or acquire any new product lines or business or acquire any companies unless such new product line or business of the company acquired is primarily involved in the systems integration business.

SECTION 6.07. LIMITATION ON SALE OF PROPERTIES.

   (a) Borrower shall not, and shall not permit its Subsidiaries if any, to (i) sell, assign, convey, exchange, lease or otherwise dispose of any of its properties, rights, assets or business, whether now owned or hereafter acquired, except in the ordinary course of its business and for a fair consideration, or (ii) sell, assign or discount any accounts receivable except in the ordinary course of business or to secure bank or commercial working capital loans.

SECTION 6.08. FISCAL YEAR AND ACCOUNTING METHOD.

   (a) Borrower shall not, and shall not permit its Subsidiaries, if any, to, change its method of accounting except as permitted by GAAP.

SECTION 6.09. LIQUIDATION, MERGERS, CONSOLIDATIONS AND DISPOSITIONS OF SUBSTANTIAL ASSETS.

   (a) Borrower shall not permit its Subsidiaries, if any, to dissolve or liquidate, or become a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of all or any substantial part of its property or assets or business.

SECTION 6.10. NO AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

   (a) Borrower shall not, and shall not permit its Subsidiaries, if any, to materially amend its Articles of Incorporation or bylaws except as is necessary to fulfill the conditions of this Loan Agreement.

SECTION 6.11. LIMITATION ON INCREASED EXECUTIVE COMPENSATION AND BONUS, PROFIT SHARING OR OTHER INCENTIVE PAYMENTS.

   (a) Borrower will not increase salary, bonus, or other compensation programs (whether in cash, securities, or other property, and whether payment is deferred or current) of the top five executive officers of the Borrower unless such compensation increase is approved by a majority of the Board or a Compensation Committee of the Board of Directors, a majority of which shall be disinterested Directors.

   (b) Borrower shall not pay any Bonus, Profit Sharing or Other Incentive Payments until such plans are formally adopted by the majority of the Board or a Compensation Committee of the Board of Directors, a majority of which shall be disinterested Directors.

         ARTICLE VII - COVENANTS OF MAINTENANCE OF FINANCIAL STANDARDS

SECTION 7.01. FINANCIAL RATIOS.

   (a) So long as any part of the Debentures has not been redeemed or converted hereunder, and until such redemption or conversion in full, or unless the Lender (or if any portion of the Debentures has been assigned, the holders of a majority in amount of the outstanding Principal Amount) shall otherwise consent in writing, the Borrower will at all times maintain the agreed minimum financial ratios or standards as provided and set forth in Exhibit 7.01 - Agreed Minimum Financial Standards as attached hereto and made a part hereof. Borrower shall deliver to Lender a compliance certificate covering these ratios as required in Section 5.01(b)(iii).


                      ARTICLE VIII - EVENTS OF DEFAULT

SECTION 8.01. EVENTS OF DEFAULT.

   (a) An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:

   (i) Borrower shall fail to pay (or shall state in writing an intention not to pay or its inability to pay), not later than ten (10) days after the due date, any installment of interest on or principal of, any Debenture or any fee, expense or other payment required hereunder or a default shall occur in respect to the Security Agreement or Pledge Agreement securing the Debenture;

   (ii) Any representation or warranty made under this Loan Agreement, or any of the other Loan Documents, or in any certificate or statement furnished or made to Lender pursuant hereto or in connection herewith or with the Loans hereunder, shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty was made;

   (iii) Default shall occur in the performance of any of the covenants or agreements of Borrower or of its Subsidiaries, if any, contained herein, or in any of the other Loan Documents, which is not remedied within thirty (30) days after written notice thereof to Borrower from Lender;

   (iv) Default shall occur in the payment of any material indebtedness of the Borrower or its Subsidiaries, if any, (other than the Obligation) or default shall occur in respect of any note, loan agreement or credit agreement relating to any such indebtedness and such default shall continue for more than the period of grace, if any, specified therein and any such indebtedness shall become due before its stated maturity by acceleration of the maturity thereof or shall become due by its terms and shall not be promptly paid or extended.

   (v) Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the Borrower in accordance with the respective terms thereof or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the respective rights, titles, interests, remedies, powers or privileges intended to be created thereby;

   (vi) Borrower or its Subsidiaries, if any, shall (A) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself, or of all or substantially all of such Person's assets, (B) file a voluntary petition in bankruptcy, admit in writing that such Person is unable to pay such Person's debts as they become due or generally not pay such Person's debts as they become due, (C) make a general assignment for the benefit of creditors, (D) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (E) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against such Person in any bankruptcy, reorganization or insolvency proceeding, or (F) take final corporate action for the purpose of effecting any of the foregoing;

   (vii) An involuntary petition or complaint shall be filed against Borrower or any of its Subsidiaries, if any, seeking bankruptcy or reorganization of such Person or the appointment of a receiver, custodian, trustee, intervenor or liquidator of such Person, or all or substantially all of such Person's assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Borrower or its subsidiary, if any, or appointing a receiver, custodian, trustee, intervenor or liquidator of such Person, or of all or substantially all of such Person's assets;

   (viii) Any final judgment(s) for the payment of money in excess of the sum of $250,000 in the aggregate shall be rendered against Borrower or any subsidiary and such judgment or judgments shall not be satisfied or discharged at least ten (10) days prior to the date on which any of its assets could be lawfully sold to satisfy such judgment;

   (ix) The Borrower shall fail to issue and deliver shares of Common Stock as provided herein upon conversion of the Debenture. or

   (x) The Borrower shall fail to submit Lender's nominee, if any, for election to the Board of Directors of the Borrower or shall remove Lender's nominee from the Board of Directors of Borrower other than for cause.

   (xi) The Borrower shall fail to execute and deliver Pledge Agreement and pledged stock or Security Agreement as required under this Agreement.

SECTION 8.02. REMEDIES UPON EVENT OF DEFAULT.

   (a) If an Event of Default shall have occurred and be continuing, then Lender may exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Loan Documents, as Lender in its sole discretion may deem necessary or appropriate:

   (i) declare the unpaid Principal Amount (after application of any payments or installments received by Lender) of, and all interest then accrued but unpaid on, the Debentures and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives, anything contained herein or in the Debentures to the contrary notwithstanding,

   (ii) reduce any claim to judgment, and/or

   (iii) without notice of default or demand, pursue and enforce any of Lender's rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement, all of which rights may be specifically enforced.

SECTION 8.03. PERFORMANCE BY LENDER.

   (a) Should Borrower fail to perform any covenant, duty or agreement contained herein or in any of the other Loan Documents, Lender may perform or attempt to perform such covenant, duty or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Lender, promptly pay any amount reasonably expended by Lender in such performance or attempted performance to Lender at its principal office in Dallas, Texas, together with interest thereon, at the interest rate specified in the Debenture, from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly understood that Lender assumes no liability or responsibility for the performance of any duties of Borrower hereunder or under any of the other Loan Documents.

SECTION 8.04. PAYMENT OF EXPENSES INCURRED BY LENDER.

   (a) Upon the occurrence of a Default or an Event of Default, which occurrence is not cured within the notice provisions, if any, provided therefore, Borrower agrees to pay and shall pay all costs and expenses (including Lender's attorney's fees and expenses) reasonably incurred by Lender in connection with the preservation and enforcement of Lender's rights under the Loan Agreement, the Debentures, or any other Loan Document.

                        ARTICLE IX - REGISTRATION RIGHTS

SECTION 9.01.  DEMAND FOR REGISTRATION.

   (a) Subject to the Holder's right to convert the Debenture under the Loan Agreement, the Borrower hereby agrees to register, subject to the terms and conditions set forth herein, all or any portion of the Registrable Securities at any time it shall receive a written request from the Holders of at least fifty percent (50%) of the Registrable Securities Then Outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $1,000,000) that the Borrower file a registration statement under the 1933 Act covering the registration of at least a majority of the Registrable Securities Then Outstanding. The Borrower shall, within 20 days of its receipt thereof, give written notice of such request to all Holders of record of Registrable Securities. The Holders of said Registrable Securities shall then have 15 days from the date of mailing of such notice by the Borrower to request that all or a portion of their respective Registrable Securities be included in said registration. The Borrower hereby agrees, subject to the limitations hereof, to use its best lawful efforts to effect as soon as reasonably possible, and in any event (if legally possible, and as allowed by the SEC, and if no factor outside the Borrower's reasonable control prevents it) within 150 days of the receipt of the initial written registration request, to effect the registration under the 1933 Act of all Registrable Securities which the Holders thereof (the "Initiating Holders") have requested.

   (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Borrower as a part of their request made pursuant to this Loan Agreement, and the Borrower shall include such information in the written notice to the other Holders of Registrable Securities referred to in Section 9.01(a). In such event, the right of any Holder to include his/her Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by the Borrower, the underwriter, a majority in interest of the Initiating Holders and such Holder) is limited to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Borrower as provided in Section 9.03(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by mutual agreement of the Borrower and a majority in interest of the Initiating Holders, which agreement shall not be unreasonably withheld. Notwithstanding any other provision of this Section 9.01, if the underwriter advises the Initiating Holders and the Borrower in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holder(s) shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated on a pro rata basis among all Holders that have requested to participate in such registration.

   (c) Notwithstanding any provision to the contrary set forth herein, the parties hereto hereby acknowledge and agree that the Borrower is obligated to pay for two (2) registrations pursuant to this Loan Agreement. Lender shall utilize Rule 144 if said exemption, in the Lender's determination, meets its distribution requirements.

   (d) Notwithstanding the foregoing, if the Borrower shall furnish to the Initiating Holders a certificate signed by the President of the Borrower stating that in the good faith judgment of the Board of Directors of the Borrower, it would be materially detrimental to the Borrower and its shareholders for such registration statement to be filed at that time, and it is therefore essential to defer the filing of such registration statement, the Borrower shall have the right to defer the commencement of such a filing for a period of not more than 180 days after receipt of the request of the Initiating Holders; provided, however, that at least 12 months must elapse between any two such deferrals.

SECTION 9.02.  "PIGGY-BACK" REGISTRATION.

   If, but without any obligation to do so, the Borrower proposes to register any of its capital stock under the 1933 Act in connection with the public offering of such securities for its own account or for the account of its security holders, other than Holders of Registrable Securities pursuant hereto (a "Piggy-Back Registration Statement"), (other than (i) a registration relating solely to the sale of securities to participants in the Borrower's stock plans or employee benefit plans or (ii) a registration relating solely to an SEC Rule 145 transaction or any rule adopted by the SEC in substitution thereof or in amendment thereto), then:

   (a) The Borrower shall give written notice of such determination to each Holder of Registrable Securities, and each such Holder shall have the right to request, by written notice given to the Borrower within 15 days of the date that such written notice was mailed by the Borrower to such Holder, that a specific number of Registrable Securities held by such Holder will be included in the Piggy-Back Registration Statement (and related underwritten offering, if any);

   (b) If the Piggy-Back Registration Statement relates to an underwritten offering, the notice given to each Holder shall specify the name or names of the managing underwriter or underwriters for such offering. In addition such notice shall also specify the number of securities to be registered for the account of the Borrower and for the account of its shareholders (other than the Holders of Registrable Securities), if any;

   (c) If the Piggy-Back Registration Statement relates to an underwritten offering, each Holder of Registrable Securities to be included therein must agree (i) to sell such Holder's Registrable Securities on the same basis as provided in the underwriting arrangement approved by the Borrower, and (ii) to timely complete and execute all questionnaires, powers of attorney, indemnities, hold-back agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements or by the SEC or by any state securities regulatory body;

   (d) If the managing underwriter or underwriters for the underwritten offering under the Piggy-Back Registration Statement determines that inclusion of all or any portion of the Registrable Securities in such offering would adversely affect the ability of the underwriters for such offering to sell all of the securities requested to be included for sale in such offering at the best price obtainable therefor, the aggregate number of Registrable Securities that may be sold by the Holders shall be limited to such number of Registrable Securities, if any, that the managing underwriter or underwriters determine may be included therein without such adverse effect as provided below. If the number of securities proposed to be sold in such underwritten offering exceeds the number of securities that may be sold in such offering, there shall be included in the offering, first, up to the maximum number of securities to be sold by the Borrower for its own account and for the account of other stockholders (other than Holders of Registrable Securities), as they may agree among themselves, and second, as to the balance, if any, Registrable Securities requested to be included therein by the Holders thereof (pro rata as between such Holders based upon the number of Registrable Securities initially proposed to be registered by each), or in such other proportions as the managing underwriter or underwriters for the offering may require; provided, however, that in the event that the number of securities proposed to be sold in such underwritten offering exceeds the number of securities that may be sold in such offering pursuant to the terms and conditions set forth above and the Piggy-Back Registration Statement is a result of public offering by the Borrower of its securities for its own account, there shall be included in the offering, first, up to the maximum number of securities to be sold by the Borrower for its own account and second, as to the balance, if any, securities to be sold for the account of the Borrower's stockholders (both the Holders of Registrable Securities requested and such other stockholders of the Borrower requested to be included therein) on a pro rata basis;

   (e) Holders of Registrable Securities shall have the right to withdraw their Registrable Securities from the Piggy- Back Registration Statement, but if the same relates to an underwritten offer, they may only do so during the time period and on the terms agreed upon among the underwriters for such underwritten offering and the Holders of Registrable Securities.

SECTION 9.03.  OBLIGATIONS OF THE BORROWER.

   Whenever required to effect the registration of any Registrable Securities pursuant to this Loan Agreement, the Borrower shall, as expeditiously as reasonably possible:

   (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best lawful efforts to cause such registration statement to become effective, and keep such registration statement effective until the sooner of all such Registrable Securities having been distributed, or until 120 days have elapsed since such registration statement became effective (subject to extension of this period as provided below);

   (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement, or 120 days have elapsed since such registration statement became effective (subject to the extension of this period as provided below);

   (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

   (d) Use its best lawful efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Borrower shall not be required in connection therewith or as a condition thereto to qualify as a broker-dealer in any states or jurisdictions or to do business or to file a general consent to service of process in any such states or jurisdictions;

   (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter of such offering, in usual and customary form reasonably satisfactory to the Borrower and the Holders of a majority of the Registrable Securities to be included in such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

   (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto and covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

   (g) In the event of the notification provided for in Section 9.03(f) above, the Borrower shall use its best efforts to prepare and file with the SEC (and to provide copies thereof to the Holders) as soon as reasonably possible an amended prospectus complying with the 1933 Act, and the period during which the prospectus referred to in the notice provided for in Section 9.03(f) above cannot be used and the time period prior to the use of the amended prospectus referred to in this Section 9.03(g), shall not be counted in the 120 day period of this Section 9.03.

SECTION 9.04.  FURNISH INFORMATION.

   (a) It shall be a condition precedent to the obligations of the Borrower to take any action pursuant to these registration rights that the selling Holders shall furnish to the Borrower any and all information reasonably requested by the Borrower, its officers, directors, employees, counsel, agents or representatives, the underwriter or underwriters, if any, and the SEC or any other Governmental Authority, including but not limited to (i) such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities, as shall be required to effect the registration of their Registrable Securities, and (ii) the identity of and compensation to be paid to any proposed underwriter or broker-dealer to be employed in connection therewith.

   (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the 1933 Act, the Borrower shall give the Holders of Registrable Securities on whose behalf such Registrable Securities are to be registered and their underwriters, if any, and their respective counsel and accountants, at such Holders' sole cost and expense (except as otherwise set forth herein), such access to copies of the Borrower's records and documents and such opportunities to discuss the business of the Borrower with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act.

SECTION 9.05.  EXPENSES OF DEMAND REGISTRATION.

   Except as set forth below, all expenses, other than underwriting discounts and commissions incurred in connection with the demand registration pursuant to
Section 9.01 above, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Borrower, and the reasonable fees and disbursements of one counsel for the selling Holders, shall be borne by the Borrower; provided, however, that the Borrower shall not be required to pay for any expenses of any registration proceeding which was commenced pursuant to Section 9.01 if the registration request is subsequently withdrawn at the written request of the Holders of the majority of the Registrable Securities subject to such registration.

SECTION 9.06.  EXPENSES OF PIGGY-BACK REGISTRATION.

   Each Holder shall bear and pay all commissions and discounts attributable to the inclusion of such Holder's Registrable Securities in any registration, filing or qualification of Registrable Securities pursuant to Section 9.02 and the reasonable fees and disbursements of the counsel for the selling Holders.

SECTION 9.07.  INDEMNIFICATION REGARDING REGISTRATION RIGHTS.

   If any Registrable Securities are included in a registration statement under this Article IX:

   (a) To the extent permitted by law, the Borrower will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, liabilities (joint or several) or any legal or other costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact with respect to the Borrower or its securities contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements therein, (ii) the omission or alleged omission to state therein a material fact with respect to the Borrower or its securities required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Borrower of the 1933 Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law. Notwithstanding the foregoing, the indemnity agreement contained in this
Section 9.07(a) shall not apply and the Borrower shall not be liable (i) in any such case for any such loss, claim, damage, costs, expenses, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person, or (ii) for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Borrower, which consent shall not be unreasonably withheld.

   (b) To the extent permitted by law, each Holder who participates in a registration pursuant to the terms and conditions of this Loan Agreement shall indemnify and hold harmless the Borrower, each of its directors and officers who have signed the registration statement, each person, if any, who controls the Borrower within the meaning of the 1933 Act or the 1934 Act, each of the Borrower's employees, agents, counsel and representatives, any underwriter and any other Holder selling securities in such registration statement, or any of its directors or officers, or any person who controls such Holder, against any losses, claims, damages, costs, expenses, liabilities (joint or several) to which the Borrower or any such director, officer, controlling





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



person, employee, agent, representative, underwriter, or other such Holder, or director, officer or controlling person thereof, may become subject, under the 1933 Act, the 1934 Act or other federal or state law, only insofar as such losses, claims, damages, costs, expenses or liabilities or actions in respect thereto arise out of or are based upon any Violation, in each case to the extent and only to the extent that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such. Each such Holder will indemnify any legal or other expenses reasonably incurred by the Borrower or any such director, officer, employee, agent representative, controlling person, underwriter or other Holder, or officer, director or of any controlling person thereof, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9.07(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, costs, expenses, liability or action if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld.

   (c) Promptly after receipt by an indemnified party under this Section 9.07 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9.07, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve the indemnifying party of its obligations under this Section 9.07, except to the extent that the failure results in a failure of actual notice to the indemnifying party and such indemnifying party is materially prejudiced in its ability to defend such action solely as a result of the failure to give such notice.

   (d) If the indemnification provided for in this Section 9.07 is unavailable to an indemnified party under this Section in respect of any losses, claims, damages, costs, expenses, liabilities or actions referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, costs, expenses, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Borrower on the one hand and of the Holder on the other in connection with the Violation that resulted in such losses, claims, damages, costs, expenses, liabilities or actions. The relative fault of the Borrower on the one hand and of the Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of the material fact or the omission to state a material fact relates to information supplied by the Borrower or by the Holder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

   (e) The Borrower on the one hand and the Holders on the other hand agree that it would not be just and equitable if contribution pursuant to this
Section 9.07 were determined by a pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of losses, claims, damages, costs, expenses, liabilities and actions referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this Section 9.07, neither the Borrower nor the Holders shall be required to contribute any amount in excess of the amount by which the total price at which the securities were offered to the public exceeds the amount of any damages which the Borrower or each such Holder has otherwise been required to pay by reason of such Violation. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

SECTION 9.08.  REPORTS UNDER THE 1934 ACT.

   Once the Borrower has a class of securities registered pursuant to Section 12 of the 1934 Act, with a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Borrower to the public without registration or pursuant to a registration on Form S-3, if applicable, the Borrower agrees to use its best lawful efforts to:

   (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

   (b) File with the SEC in a timely manner all reports and other documents required of the Borrower under the 1933 Act and the 1934 Act;

   (c) Use its best efforts to list all Common Stock covered by such registration statement on such securities exchange on which any of the Common Stock is then listed, or, if the Borrower's Common Stock is not then quoted on NASDAQ or listed on any national securities exchange, use its best efforts to have such Common Stock covered by such registration statement quoted on NASDAQ or, at the option of the Borrower, listed on a national securities exchange; and

   (d) Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request a copy of the most recent annual or quarterly report of the Borrower and such other SEC reports and documents so filed by the Borrower, and (ii) such other information (but not any opinion of counsel) as may be reasonably requested by any Holder seeking to avail himself of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

SECTION 9.09.  ASSIGNMENT OF REGISTRATION RIGHTS.

   (a) Subject to the terms and conditions of the Loan Agreement and the Debentures, the right to cause the Borrower to register Registrable Securities pursuant to this Loan Agreement may be assigned by Holder to any transferee or assignee of such securities; provided that said transferee or assignee is a transferee or assignee of at least ten percent (10%) of the Registrable Securities and provided that the Borrower is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act; it being the intention that so long as Holder holds any Registrable Securities hereunder, either Holder or its transferee or assignee of at least ten percent may exercise the demand right to registration and piggy-back registration rights hereunder. Other than as set forth above, the parties hereto hereby agree that the registration rights hereunder shall not be transferable or assigned and any contemplated transfer or assignment in contravention of this Loan Agreement shall be deemed null and void and of no effect whatsoever.

SECTION 9.10.  OTHER MATTERS.

   (a) Each Holder of Registrable Securities hereby agrees by acquisition of such Registrable Securities that, with respect to each offering of the Registrable Securities, whether each Holder is offering such Registrable Securities in an underwritten or non-underwritten offering, such Holder will comply with Rules 10b-2, 10b-6 and 10b-7 of the 1934 Act and such other or additional anti-manipulation rules then in effect until such offering has been completed, and in respect of any non-underwritten offering, in writing will inform the Borrower, any other Holders who are selling shareholders, and any national securities exchange upon which the securities of the Borrower are listed, that the Registrable Securities have been sold and will, upon the Borrower's request, furnish the distribution list of the Registrable Securities. In addition, upon the request of the Borrower, each Holder will supply the Borrower with such documents and information as the Borrower may reasonably request with respect to the subject matter set forth and described in this Section 9.10.

   (b) Each Holder of Registrable Securities hereby agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Borrower of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference, in order to make the statements therein not misleading in any material respect, such Holder will forthwith discontinue disposition of Registrable Securities under the prospectus related to the applicable registration statement until such Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by the Borrower that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus.

   (c) The Borrower hereby agrees not to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the 7th day prior to, and ending on the 120th day (subject to extension as provided in Section 9.03 hereof) following the effective date of any underwritten demand registration, other than pursuant to Form S-8..

SECTION 9.11  TERMINATION OF RIGHTS.

   (a) The Holders' right to demand registration and to participate in a Piggy-Back Registration, as granted to Holders under this Article IX, shall terminate on February 1, 2006, or after the Holder has exercised two demand registration rights at the expense of the Borrower as provided in Article IX of this Loan Agreement, whichever is first to occur.


              ARTICLE X - DIRECTORS AND BOARD MEETING ATTENDANCE

SECTION 10.01. BOARD REPRESENTATION OR ATTENDANCE BY LENDER DESIGNEE.

   (a) Borrower herewith agrees that Lender shall have the right from time to time, at Lender's option and so long as there is $100,000 face value of Debentures that have not been fully converted or redeemed, to designate a nominee to the Board of Directors of the Borrower, which designee is subject to the written approval of Borrower which approval shall not be unreasonably withheld. Borrower will, at all times, use its reasonable best efforts to secure the election of such designee as a Director of the Borrower, provided that such designee may, at his or her option, elect to serve only as an "Advisory Director" with all the rights of the Directors in regards to notice and attendance at meetings of the Board of Directors, or committees thereof, but without voting rights. All reasonable costs and expenses incurred by such Designee as a Director or Advisory Director, or by Lender on behalf of such Designee, shall be reimbursed by Borrower, consistent with payment policies accorded to other independent directors.

   (b) Further, though Lender may waive, from time to time, its right to require a Board Designee, in such event it shall be entitled, at its own expense, to have a representative of the Lender attend meetings of the Board of Directors of the Borrower or of its Subsidiaries and such representative may serve as an observer but without voice in matters under discussion except as requested.

   (c) Any such Designee or representative of the Lender shall, if requested to do so, absent themselves from the meeting in the event of, and so long as, the Directors are considering and acting on matters pertaining to any rights or obligations of the Borrower or the Lender under the Loan Agreement, the Debenture, or the other Loan Documents. Borrower will provide Lender's designated representative with the same notice of Board meetings and information as the Borrower shall provide to its duly elected Directors.

SECTION 10.02. BORROWER'S RIGHT TO REQUEST LENDER TO PROVIDE A DIRECTOR
NOMINEE.

   (a) Lender herewith agrees that, so long as no Default or Event of Default exists under the Loan Agreement and so long as the Debentures have not been fully converted or redeemed, Lender will, at the written request of Borrower, use its reasonable best efforts to provide, from time to time, a person or persons, reasonably believed knowledgeable in investor relations, such person or persons to be available to consult with, and serve as advisor to, the Borrower about its communications with its shareholders and with the general investment public. Further, if requested by Borrower, at least one such person will be available to serve as a nominee to the Board of Directors of the Borrower provided that such nominee may, at his or her option, elect to serve only as an "Advisory Director" with all the rights of the Directors in regards to notice and attendance at meetings of the Board of Directors, or committees thereof, but without voting rights. All reasonable costs and expenses incurred by such person or persons, or by Lender on behalf of such persons, shall be reimbursed by Borrower, consistent with payment policies accorded to other independent directors.

SECTION 10.03. LIMITATION OF AUTHORITY OF PERSONS DESIGNATED AS A DIRECTOR NOMINEE.

   (a) It is provided and agreed that the actions and advice of any person while serving pursuant to Section 10.01 or 10.02 as an advisor to the Borrower or as a member of Borrower's Board of Directors, or while serving solely as a representative of Lender in attendance at meetings of the Board of Directors, shall be construed to be the actions and advice of that person alone and not be construed as actions of the Lender as to any notice of requirements or rights of Lender under this Loan Agreement, the Debenture or the other Loan Documents; nor as actions of the Lender to approve modifications, consents, amendments or waivers thereof; and all such actions or notices shall be deemed actions or notices of the Lender only when duly provided in writing and given in accordance with the provisions of this Loan Agreement.

SECTION 10.04. NONLIABILITY OF LENDER.

   (a) The provisions of Section 10.01 and 10.02 notwithstanding, the relationship between Borrower and Lender is, and shall at all times remain, solely that of borrower and lender, and except for the agreement to use its best efforts to provide a knowledgeable advisor (whose actions and advice shall be deemed to be solely advised by such person in an individual capacity and not advice by Lender), Lender neither undertakes nor assumes any responsibility or duty to the Borrower to review, inspect, supervise, pass judgment upon, or inform Borrower of any matter in connection with any phase of Borrower's business, operations, or condition, financial or otherwise. Borrower shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment, or information supplied to Borrower by any Lender, or any representative or agent of Lender, in connection with any such matter is for the protection of Lender, and neither Borrower nor any third party is entitled to rely thereon.


                          ARTICLE XI - MISCELLANEOUS

SECTION 11.01. STRICT COMPLIANCE.

   (a) Any waiver by Lender of any breach or any term or condition of this Loan Agreement or the other Loan Documents shall not be deemed a waiver of any other breach, nor shall any failure to enforce any provision of this Loan Agreement or the other Loan Documents operate as a waiver of such provision or of any other provision, nor constitute nor be deemed a waiver or release of the Borrower for anything arising out of, connected with or based upon this Loan Agreement or the other Loan Documents.

SECTION 11.02. WAIVERS AND MODIFICATIONS.

   (a) All modifications, consents, amendments or waivers (herein "Waivers") of any provision of this Loan Agreement, the Debentures or any other Loan Documents, and any consent to departure therefrom, shall be effective only if the same shall be in writing by Lender and then shall be effective only in the specific instance and for the purpose for which given. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise





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



thereof or the exercise of any other right. The rights of Lender hereunder and under the other Loan Documents shall be in addition to all other rights provided by law.

SECTION 11.03. NOTICES.

   (a) Any notices or other communications required or permitted to be given by this Loan Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered, mailed by prepaid certified, registered mail or sent by overnight service such as Federal Express, or (ii) made by telex or facsimile transmission delivered or transmitted to the party to whom such notice or communication is directed, with confirmation thereupon given in writing and personally delivered or mailed by prepaid certified or registered mail.

   (b) Any notice to be mailed, sent or personally delivered shall be mailed or delivered to the principal offices of the party to whom such notice is addressed, as that address is specified herein on the signature page hereof. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is mailed, postage prepaid, or sent by overnight service or personally delivered or, if transmitted by telex or facsimile transmission, on the day that such notice is transmitted; provided, however, that any notice by telex or facsimile transmission, received by any Borrower or Lender after 4:00 p.m., Standard Time at the recipient's address, on any day, shall be deemed to have been given on the next succeeding day. Any party may change its address for purposes of this Loan Agreement by giving notice of such change to the other parties pursuant to this Section.

SECTION 11.04. CHOICE OF FORUM; CONSENT TO SERVICE OF PROCESS AND JURISDICTION.

   (a) Any suit, action or proceeding against the Borrower with respect to this Loan Agreement, the Debentures or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas, County of Dallas, or in the United States courts located in the State of Texas as Lender in its sole discretion may elect and Borrower hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Borrower hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of Texas may be brought upon, and Borrower hereby irrevocably appoints, the CT Corporation, Dallas, Texas, as its true and lawful attorney-in-fact in the name, place and stead of Borrower to accept such service of any and all such writs, process and summonses. Borrower hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Loan Agreement or any Debenture brought in the courts located in the State of Texas, County of Dallas, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

SECTION 11.05. ARBITRATION

   (a) Upon the demand of the Lender or Borrower (collectively the "parties"), made before the institution of any judicial proceeding or not more than 60 days after service of a complaint, third party complaint, cross-claim or counterclaim or any answer thereto or any amendment to any of the above, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this arbitration clause. A "Dispute" shall include any action, dispute, claim, or controversy of any kind, whether founded in contract, tort, statutory or common law, equity, or otherwise, now existing or hereafter occurring between the parties arising out of, pertaining to or in connection with this Agreement, any document evidencing, creating, governing, or securing any indebtedness guaranteed pursuant to the terms hereof, or any related agreements, documents, or instruments (the "Documents"). The parties understand that by this Agreement they have decided that the Disputes may be submitted to arbitration rather that being decided through litigation in court before a judge or jury and that once decided by an arbitrator the claims involved cannot later be brought, filed, or pursued in court.

   (b) Governing Rules. Arbitrations conducted pursuant to this Agreement, including selection of arbitrators, shall be administered by the American Arbitration Association ("Administrator") pursuant to the Commercial Arbitration rules of the Administrator. Arbitrations conducted pursuant to the terms hereof shall be governed by the provisions of the Federal Arbitration Act (Title 9 of the United States Code), and to the extent the foregoing are inapplicable, unenforceable or invalid, the laws of the State of Texas. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. 91 or similar governing state law. Any party who fails to submit to binding arbitration following a lawful demand by the opposing party shall bear all costs and expenses, including reasonable attorney's fees, incurred by the opposing party in compelling arbitration of any Dispute.

   (c) No Waiver, Preservation of Remedies, Multiple Parties. No provision of, nor the exercise of any rights under, this arbitration clause shall limit the right of any party to (1) foreclose against any real or personal property collateral or other security, (2) exercise self-help remedies (including repossession and setoff rights) or (3) obtain provisional or ancillary remedies such as injunctive relief, sequestration, attachment, replevin, garnishment, or the appointment of a receiver from a court having jurisdiction. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action as described above shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration , nor render inapplicable the compulsory arbitration provisions hereof. Any claim or Dispute related to exercise of any self-help, auxiliary or other exercise of rights under this section (C) shall be a Dispute hereunder.

   (d) Arbitrator Powers and Qualifications; Awards. Arbitrator(s) shall resolve all Disputes in accordance with the applicable substantive law of the State of Texas. Arbitrator(s) may make an award of attorneys' fees and expenses if permitted by law or the agreement of the parties. All statutes of limitation applicable to any Dispute shall apply to any proceeding in accordance with this arbitration clause. Any arbitrator selected to act as the only arbitrator in a Dispute shall be required to be a practicing attorney with not less than 5 years practice in commercial law in the State of Texas. With respect to a Dispute in which the claims or amounts in controversy do not exceed five hundred thousand dollars ($500,000), a single arbitrator shall be chosen and shall resolve the Dispute. In such case the arbitrator shall have authority to render an award up to but not to exceed five hundred thousand dollars ($500,000) including all damages of any kind whatsoever, costs, fees and expenses. Submission to a single arbitrator shall be a waiver of all parties' claims to recover more than five hundred thousand dollars ($500,000). A Dispute involving claims or amounts in controversy exceeding five hundred thousand dollars ($500,000) shall be decided by a majority vote of a panel of three arbitrators ("Arbitration Panel"), one of whom would be qualified to sit as a single arbitrator in a Dispute decided by one arbitrator. If the arbitration is consolidated with one conducted pursuant to the terms of an agreement between the Lender and the Borrower related to the indebtedness guaranteed, then the Arbitration Panel shall be one which meets the criteria set forth between the Lender and Borrower. Arbitrator(s) may, in the exercise of their discretion, at the written request of a party, (1) consolidate in a single proceeding any multiple party claims that are substantially identical and all claims arising out of a single loan or series of loans including claims by or against borrower(s), guarantors, sureties and/or owners of collateral if different from the Borrower, and (2) administer multiple arbitration claims as class actions in accordance with Rule 23 of the Federal Rules of Civil Procedure. The arbitrator(s) shall be empowered to resolve any dispute regarding the terms of this Agreement or the arbitrability of any Dispute or any claim that all or any part (including this provision) is void or voidable but shall have no power to change or alter the terms of this Agreement. The award of the arbitrator(s) shall be in writing and shall specify the factual and legal basis for the award.

   (e) Miscellaneous. To the maximum extent practicable, the Administrator, the arbitrator(s) and the parties shall take any action necessary to require that an arbitration proceeding hereunder be concluded within 180 days of the filing of the Dispute with the Administrator. The arbitrator(s) shall be empowered to impose sanctions for any party's failure to proceed within the times established herein. Arbitration proceedings hereunder shall be conducted in Texas at a location determined by the Administrator. In any such proceeding a party shall state as a counterclaim any claim which arises out of the transaction or occurrence or is in any way related to the Documents which does not require the presence of a third party which could not be joined as a party in the proceeding, The provisions of this arbitration clause shall survive any termination, amendment, or expiration of the Documents and repayment in full of sums owed to Lender by Borrower unless the parties otherwise expressly agree in writing. Each party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the parties or as required by applicable law or regulation.

SECTION 11.06. INVALID PROVISIONS.

   (a) If any provision of any Loan Document is held to be illegal, invalid or unenforceable under present or future laws during the term of this Loan Agreement, such provision shall be fully severable; such Loan Document shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of such Loan Document; and the remaining provisions of such Loan Document shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from such Loan Document. Furthermore, in lieu of each such illegal, invalid or unenforceable provision shall be added as part of such Loan Document a provision mutually agreeable to Borrower and Lender as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. In the event Borrower and Lender are unable to agree upon a provision to be added to the Loan Document within a period of ten (10) business days after a provision of the Loan Document is held to be illegal, invalid or unenforceable, then a provision acceptable to independent arbitrators, such to be selected in accordance with the provisions of the American Arbitration Association, as similar in terms to the illegal, invalid or unenforceable provision as is possible and be legal, valid and enforceable shall be added automatically to such Loan Document. In either case, the effective date of the added provision shall be the date upon which the prior provision was held to be illegal, invalid or unenforceable.

SECTION 11.07. MAXIMUM INTEREST RATE.

   (a) Regardless of any provision contained in any of the Loan Documents, Lender shall never be entitled to receive, collect or apply as interest on the Debentures any amount in excess of interest calculated at the Maximum Rate, and, in the event that any Lender ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Obligation is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest; (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, pro rate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Debentures; provided that, if the Debentures are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Rate, Lender shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Debentures and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of interest calculated at the Maximum Rate.

   (b) "Maximum Rate" shall mean, on any day, the highest nonusurious rate of interest (if any) permitted by applicable law on such day that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness evidenced by the Debentures under the laws which are presently in effect of the United States of America and the State of Texas or by the laws of any other jurisdiction which are or may be applicable to the holders of the Debentures and such Indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America and the State of Texas or by the laws of any other jurisdiction which are or may be applicable to the holder of the Debentures and which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

SECTION 11.08. PARTICIPATIONS AND ASSIGNMENTS OF THE DEBENTURES.

   (a) The Lender shall have the right to enter into a participation agreement with any other Lender with respect to the Debentures, or to sell all or any part of the Debentures, but such participation or sales shall not affect the rights and duties of such Lender hereunder vis-a-vis Borrower. In the event that all or any portion of this Loan shall be, at any time, assigned, transferred or conveyed to other parties, any action, consent or waiver (except for compromise or extension of maturity), to be given or taken by Lender hereunder (herein "Action"), shall be such action as taken by the holders of a majority in amount of the Principal Amount of the Debentures then outstanding, as such holders are recorded on the books of the Borrower and represented by Lender's Agent as described in subsection (b) below.

   (b) Assignment or sale shall be effective, on the books of the Borrower, only upon (i) endorsement of the Debenture, or part thereof, to the proposed new holder, along with a current notation of the amount of payments or installments received and net Principal Amount yet unfunded or unpaid, and presentment of such Debenture to the Borrower for issue of a replacement Debenture, or Debentures, in the name of the new holder; (ii) a designation by the holders of a single Lender's Agent for Notice, such agent to be the sole party to whom Borrower shall be required to provide notice when notice to Lender is required hereunder and who shall be the sole party authorized to represent Lender in regard to modification or waivers under the Debenture, the Loan Agreement, or other Loan Documents; and (iii) delivery of an opinion of counsel, satisfactory to Borrower, that transfer shall not require registration or qualification under applicable state or federal securities laws.

   (c) So long as the Borrower is not in default hereunder, the Lender shall not sell or assign an interest in the Debentures or rights under the Loan Agreement to any person or company that the Borrower reasonably identifies to Lender as being engaged as a direct competitor.

SECTION 11.09 CONFIDENTIALITY.

   (a) All financial reports or information which are furnished to Lender, or its director designee or other representatives, pursuant to this Loan Agreement or pursuant to the Debentures or other Loan Documents shall be treated as confidential unless and to the extent that such information has been otherwise disclosed by the Borrower, but nothing herein contained shall limit or impair Lender's right to disclose such reports to any appropriate Governmental Authority, or to use such information to the extent pertinent to an evaluation of the Obligation, or to enforce compliance with the terms and conditions of this Loan Agreement, or to take any lawful action which Lender deems necessary to protect its interests under this Loan Agreement.

   Lender, its director designees, and agents shall use their reasonable best efforts to protect and preserve the confidentiality of such information except for such disclosure as shall be required for compliance by Lender or its director designees with SEC reporting requirements or otherwise as a matter of law. The provisions of Section 5.01(a)(1) and (6) notwithstanding, Borrower may refuse to provide information as required pursuant thereto to an assignee or successor in interest to the Lender unless and until such assignee or successor shall have executed an agreement to maintain the confidentiality of the information as provided herein.

SECTION 11.10. BINDING EFFECT.

   (a) The Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors, assigns and legal representatives; provided, however, that Borrower may not, without the prior written consent of Lender, assign any rights, powers, duties or obligations thereunder.

SECTION 11.11. NO THIRD PARTY BENEFICIARY.

   (a) The parties do not intend the benefits of this Loan Agreement to inure to any third party, nor shall this Loan Agreement be construed to make or render Lender liable to any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, or for debts or claims accruing to any such persons against Borrower. Notwithstanding anything contained herein or in the Debentures, or in any other Loan Document, no conduct by any or all of the parties hereto, before or after signing this Loan

Agreement nor any other Loan Document, shall be construed as creating any right, claim or cause of action against Lender, or any of its officers, directors, agents or employees, in favor of any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, nor to any other person or entity other than Borrower.

SECTION 11.12. ENTIRETY.

   (a) This Loan Agreement and the Debentures and the other Loan Documents issued pursuant thereto contain the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.

SECTION 11.13. HEADINGS.

   (a) Section headings are for convenience of reference only and, except as a means of identification of reference, shall in no way affect the interpretation of this Loan Agreement.

SECTION 11.14. SURVIVAL.

   (a) All representations and warranties made by Borrower herein shall survive delivery of the Debentures and the making of the Loans.

SECTION 11.15. MULTIPLE COUNTERPARTS.

   (a) This Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

SECTION 11.16. GOVERNING LAW.

    (a) THIS LOAN AGREEMENT HAS BEEN PREPARED, IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS, AND THE SUBSTANTIVE LAWS OF SUCH STATE AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS LOAN AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS.

SECTION 11.17 REFERENCE TO BORROWER.

    (a) The term Borrower shall mean Topro, Inc. and/or Advanced Control Technology, Inc., Management Design and Consulting Services, Inc. and Topro Systems Integration, Inc. where the context of the agreement makes such other reference appropriate.



   IN WITNESS WHEREOF, the undersigned have executed this Loan Agreement as of the day and year first above written.

                                               CO-BORROWER

                                               Topro, Inc.
Address for Notice:
------- --- -------
2525 West Evans Avenue
Denver, CO 80219                               By:
                                                  -----------------------------
                                               Title:  President


                                               Attest  by:
                                                          ---------------------
                                               Title:  Assistant Secretary

                                               CO-BORROWER


Address for Notice:                            Advanced Control Technology, Inc.
------- --- -------
2525 West Evans Avenue
Denver, CO 80219
                                               By:
                                                   ---------------------------
                                               Title:  President and CEO



                                               Attest  by:
                                                          --------------------
                                               Title:   Secretary



                                               CO-BORROWER


Address for Notice:                            Management Design and Consulting
------- --- -------
2525 West Evans Avenue                         Services, Inc.
Denver, CO 80219

                                               By:
                                                  -----------------------------
                                               Title:  Executive Vice President


                                               Attest  by:
                                                          ---------------------
                                               Title:   Secretary






                                               CO-BORROWER

Address for Notice:
------- --- -------                            Topro Systems Integration, Inc.
525 West Evans Avenue
Denver, CO 80219

                                               By:
                                                  ------------------------------
                                               Title:  President and CEO


                                               Attest  by:
                                                          ---------------------
                                               Title:  Assistant Secretary

                                               CO-BORROWER


Address for Notice:                            Visioneering Holding Corporation
------ --- -------

                                               By:
                                                  -----------------------------
                                               Title:  President


                                               Attest:
                                                      -------------------------
                                               Title:  Assistant Secretary




                                               LENDER
Address for Notice:
------- --- -------
8080 North Central Expressway,                 Renaissance U.S. Growth & Income
Fund Trust PLC.
Suite 210/LB59
Dallas, Texas 75206                            By:
214 891 8294                                      -----------------------------
Fax: (214) 891-8200                            Title:  Vice President


                                               Attest

                                               by:
                                                  -----------------------------
                                               Title:

THE STATE OF TEXAS                Section

COUNTY OF DALLAS                  Section

         This instrument was acknowledged before me on ___________, 199____, by _________________________, ________________of__________________, a ____________
___________.corporation.


                                           Notary Public, State of
                                                                  -------------
                                           My Commission Expires:
                                                                 --------------

                                           Printed Name of Notary
                                                                 --------------

THE STATE OF TEXAS                Section

COUNTY OF DALLAS                  Section

         This instrument was acknowledged before me on ___________, 199____, by _________________________, ________________of__________________, a ____________
___________ corporation.


                                           Notary Public, State of
                                                                  -------------
                                           My Commission Expires:
                                                                 --------------

                                           Printed Name of Notary
                                                                 --------------

THE STATE OF TEXAS                Section

COUNTY OF DALLAS                  Section

         This instrument was acknowledged before me on ___________, 199____, by _________________________, ________________of__________________, a ____________
___________.corporation.


                                           Notary Public, State of
                                                                  -------------
                                           My Commission Expires:
                                                                 --------------

                                           Printed Name of Notary
                                                                  -------------

THE STATE OF TEXAS                Section

COUNTY OF DALLAS                  Section

         This instrument was acknowledged before me on ___________, 199____, by _________________________, ________________of __________________, a ___________
____________.corporation.


                                           Notary Public, State of
                                                                  -------------
                                           My Commission Expires:
                                                                 --------------

                                           Printed Name of Notary
                                                                  -------------

THE STATE OF TEXAS                Section

COUNTY OF DALLAS                  Section

         This instrument was acknowledged before me on ___________, 199____, by _________________________, ________________of __________________, a ___________
____________.corporation.



                                           Notary Public, State of
                                                                  -------------
                                           My Commission Expires:
                                                                 --------------

                                           Printed Name of Notary
                                                                 --------------

The Securities represented by this Debenture have not been registered under the Securities Act of 1933, as amended ( Act ), or applicable state securities laws ( State Acts ) and shall not be sold, hypothecated, donated or otherwise transferred unless the Company shall have received an opinion of Legal Counsel for the Company, or such other evidence as may be satisfactory to Legal Counsel for the Company, to the effect that any such transfer shall not require registration under the Act and the State Acts.

                                  TOPRO, INC.



                             AND ITS SUBSIDIARIES:

                       Advanced Control Technology, Inc.
                Management Design and Consulting Services, Inc.
                        Topro Systems Integration, Inc.
                        Visioneering Holding Corporation



                          9.00% CONVERTIBLE DEBENTURE

                               $1,200,000.00No: 1

                        Date of Issue: October 30, 1996


         TOPRO, INC. (a Colorado corporation) and its wholly owned subsidiaries Advanced Control Technology, Inc. (an Oregon corporation), Management Design and Consulting Services, Inc. (a Georgia corporation), Visioneering Holding Corporation (a California corporation) and Topro Systems Integration, Inc. (a Colorado corporation) (collectively hereinafter referred to as the "Company" or "Borrower") is indebted and, for value received, herewith promises to pay to:


                         River Oaks Trust Company, FBO
                  RENAISSANCE U.S. GROWTH & INCOME TRUST, PLC


or to its order, (together with any assignee, jointly or severally, the "Holder" or "Lender") on or before November 1, 2003 (the "Due Date") (unless this Debenture shall have been sooner called for redemption or presented for conversion as herein provided), the sum of One Million Two Hundred Thousand Dollars ($1,200,000) (the "Principal Amount") and to pay interest on the Principal Amount at the rate of Nine percent (9.00%) per annum as provided herein. In furtherance thereof, and in consideration of the premises, the Borrower covenants, promises and agrees as follows:

 1. INTEREST: Interest on the Principal Amount outstanding from time to time shall accrue at the rate of 9.00% per annum and be payable in monthly installments commencing November 1, 1996, and subsequent payments shall be made on the first day of each month thereafter until the Principal Amount and all accrued and unpaid interest shall have been paid in full. Overdue principal and interest on the Debenture shall, to the extent permitted by applicable law, bear interest at the rate of 9.00% per annum. All payments of both principal and interest shall be made at the address of the Holder hereof as it appears in the books and records of the Borrower, or at such other place as may be designated by the Holder hereof.

 2. MATURITY: If not sooner redeemed or converted, this Debenture shall mature on November 1, 2003 at which time all then remaining unpaid principal, interest and any other charges then due under the Loan Agreement shall be due and payable in full.

 3. MANDATORY PRINCIPAL INSTALLMENTS: If this Debenture is not sooner redeemed or converted, Borrower shall pay to Holder, commencing on November 1, 1999, and the first day of each successive month thereafter prior to maturity, mandatory principal redemption installments, each of such installments to be in the amount of Ten Dollars ($10) per Thousand Dollars ($1,000) of the then remaining principal amount of the Debenture and further, at maturity, shall make a final installment of all of the remaining unpaid Principal Amount balance due plus the amount of any unpaid interest and other charges then due. Each of such installments shall be applied in partial redemption of the Debenture when received by Holder.

 4. CHANGE OF CONTROL: The Debenture shall, if (i) the Company's stock is not listed for exchange on the Nasdaq National Market, the New York Stock Exchange, American Stock Exchange or quoted on the Nasdaq Small Cap System, or (ii) there is a change of control with respect to the majority of the Company's voting stock, be redeemed at 111% of par prior to November 1, 1997, thereafter at 123% of par until November 1, 1998, thereafter at 137% of par until November 1, 1999, thereafter at 152% of par until November 1, 2000, and thereafter at 167% of par. If the Nasdaq changes its maintenance requirement the Company shall be given a reasonable amount of time to meet the new requirements.

 5. REDEMPTION: (a) On any interest payment date after November 1, 1996, and after prior irrevocable notice as provided for below, the outstanding principal amount of this Debenture is redeemable, in whole and but not in part, at 120% of par if the following conditions are satisfied: (i) The closing bid price for the Borrower's Common Stock averages at least $5.00 per share for the 20 consecutive trading days prior to the irrevocable notice and the Borrower's Common Stock is listed on NASDAQ, AMEX or NYSE; (ii) the $5.00 bid price is supported by the Borrower's minimum of $0.25 in net earnings per share in the aggregate for the last four consecutive fiscal quarters preceding the date of irrevocable notice excluding any extraordinary gains of the Borrower; and (iii) the Company will have already begun, and will continue to use its absolute best efforts to register the shares of Common Stock issuable upon conversion of the Debentures and shall complete such registration no later than 90 days after the Conversion Date. The foregoing earnings per share and bid price tests shall be duly adjusted for share splits, stock dividends, mergers, consolidations, and other recapitalizations.

 (b) The Borrower may exercise this right to redeem prior to maturity by giving notice (the "Redemption Notice") thereof to the holder of this Debenture as such name appears on the books of the Borrower, which notice shall specify the terms of redemption (including the place at which the holder may obtain payment), the total principal amount to be redeemed (such principal amount plus the premium thereon herein called the "Redemption Amount") and the date for redemption (the "Redemption Date"), which date shall not be less than 90 days nor more than 120 days after the date of the notice. On the Redemption Date, the Borrower shall pay all accrued unpaid interest on the Debenture up to and including the Redemption Date, and shall pay to the holder a dollar amount equal to the Redemption Amount. In the case of Debentures called for redemption, the conversion rights will expire at the close of business on the Redemption Date.

 6. CONVERSION RIGHT: The holder of this Debenture shall have the right, at holder's option, at any time, to convert all, or, in multiples of $100,000, any part of this Debenture into such number of fully paid and nonassessable shares of common stock, $0.0001 par value, of Topro, Inc. (the "Common Stock") as shall be provided herein. The holder of this Debenture may exercise the conversion right by giving written notice (the "Conversion Notice") to Topro, Inc. of the exercise of such right and stating the name or names in which the stock certificate or stock certificates for the shares of Common Stock are to be issued and the address to which such certificates shall be delivered. The Conversion Notice shall be accompanied by the Debenture. The number of shares of Common Stock that shall be issuable upon conversion of the Debenture shall equal the face amount of the Debenture divided by the Conversion Price as defined below and in effect on the date the Conversion Notice is given; provided, however, that in the event that this Debenture shall have been partially redeemed, shares of Common Stock shall be issued pro rata, rounded to the nearest whole share. Conversion shall be deemed to have been effected on the date the Conversion Notice is received (the "Conversion Date"). Within 20 business days after receipt of the Conversion Notice, Borrower shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, to the address designated in the Conversion Notice, a stock certificate or stock certificates of Borrower representing the number of shares of Common Stock to which Holder is entitled and a check or cash in payment of all interest accrued and unpaid on the Debenture up to and including the Conversion Date. The conversion rights will be governed by the following provisions:

 (a) Conversion Price: On the issue date hereof and until such time as an adjustment shall occur, the Conversion price shall be $1.50 PER SHARE; provided, however, that the Conversion Price shall be subject to adjustment at the times, and in accordance with the provisions, as follows:

 (i) Adjustment for Issuance of Shares at less than the Conversion Price: If and whenever any Additional Common Stock shares shall be issued by Topro, Inc. (the "Stock Issue Date") for a consideration per share less than the Conversion Price, then in each such case the initial Conversion Price shall be reduced to a new Conversion Price in an amount equal to the consideration per share received by the Topro, Inc. for the additional shares of Common Stock then issued and the number of shares issuable to Holder upon conversion shall be proportionately increased; and, in the case of shares issued without consideration, the initial Conversion Price shall be reduced in amount and the number of shares issued upon conversion shall be increased in an amount so as to maintain for the Holder the right to convert the Debenture into shares equal in amount to the same percentage interest in the Common Stock of Topro, Inc. as existed for the Holder immediately preceding the Stock Issue Date. The provisions of this Section 6 shall not apply to issuances of the first 40,000 shares of Additional Common Stock that are sold or granted for less than the Conversion Price. The above adjustment provision shall be subject to Topro, Inc.'s right to redeem the Debenture at 120% of par, or a higher price if by effect of this Debenture a higher price is then applicable, within 20 days after the Borrower's issuance of additional shares at less than the Conversion Price; however, the Topro, Inc. right to redeem is subject to the holder's right to waive said adjustment and refuse redemption. Notice provisions for redemption found in Section 5(c) above shall apply to the redemption right granted above.

 (ii) Sale of Shares: In case of the issuance of Additional Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of the cash received by Borrower for such shares, after any compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith. In case of the issuance of any shares of Additional Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor, other than cash, shall be deemed to be the then fair market value of the property received.

 (iii) Reclassification of Shares: In case of the reclassification of securities into shares of Common Stock, the shares of Common Stock issued in such reclassification shall be deemed to have been issued for a consideration other than cash. Shares of Additional Common Stock issued by way of dividend or other distribution on any class of stock of Borrower shall be deemed to have been issued without consideration.

 (iv) Split up or Combination of Shares: In case issued and outstanding shares of Common Stock shall be subdivided or split up into a greater number of shares of the Common Stock, the Conversion Price shall be proportionately decreased, and in case issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price shall be proportionately increased, such increase or decrease, as the case may be, becoming effective at the time of record of the split-up or combination, as the case may be.

 (v) Exceptions: The term "Additional Common Stock" herein shall mean all shares of Common Stock hereafter issued by Topro, Inc. (including Common Stock held in the treasury of Borrower), except (1) Common Stock issued upon the conversion of any of the Debentures; (2) Common Stock issued upon exercise of any warrants or stock purchase options issued and outstanding as of the date of this Debenture; and (3) Common Stock issued pursuant to exercise of authorized or outstanding options under any currently existing incentive stock option plan for the officers, directors, and certain other key personnel as defined in said stock option plans of Borrower as currently established.

 (b) Adjustment for Mergers, Consolidations, Etc.:

 (i) In the event of distribution to all Common Stock holders of any stock, indebtedness of Borrower or assets (excluding cash dividends or distributions from retained earnings) or other rights to purchase securities or assets, then, after such event, the Debentures will be convertible into the kind and amount of securities, cash and other property which the holder of the Debentures would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the Debentures immediately prior to the occurrence of such event.

 (ii) In case of any capital reorganization, reclassification of the stock of Topro, Inc. (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), this Debenture shall be convertible into the kind and number of shares of stock or other securities or property of Topro, Inc. to which the holder of the Debenture would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the Debenture immediately prior to the occurrence of such event. The provisions of these foregoing sentence shall similarly apply to successive reorganizations, reclassifications, consolidations, exchanges, leases, transfers or other dispositions or other share exchanges.

 (iii) The term "Fair Market Value", as used herein, is the value ascribed to consideration other than cash as determined by the Board of Directors of Topro, Inc. in good faith, which determination shall be final, conclusive and binding. If the Board of Directors shall be unable to agree as to such fair market value, then the issue of fair market value shall be submitted to arbitration under and pursuant to the rules and regulations of the American Arbitration Association, and the decision of the arbitrators shall be final, conclusive and binding, and a final judgment may be entered thereon, provided however that such arbitration shall be limited to determination of the fair market value of assets tendered in consideration for the issue of Common Stock.

 (iv) Notice of Adjustment. (A) In the event Topro, Inc. shall propose to take any action which shall result in an adjustment in the Conversion Price, Topro, Inc. shall give notice to the holder of this Debenture, which notice shall specify the record date, if any, with respect to such action and the date on which such action is to take place. Such notice shall be given on or before the earlier of 10 days before the record date or the date which such action shall be taken. Such notice shall also set forth all facts (to the extent known) material to the effect of such action on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Debenture. (B) Following completion of an event wherein the Conversion Price shall be adjusted, Topro, Inc. shall furnish to the holder of this Debenture a statement, signed by the Chief Executive Officer of Packaging Research Corporation, of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect.

 7. ONE TIME ADJUSTMENT TO CONVERSION PRICE. The Conversion Price shall be adjusted to the lower of (i) seventy-five percent (75%) of the average closing bid price of the Common Stock for the 20 consecutive trading days following the filing with the SEC of the Company's 10Q ("Adjustment Average") if the Adjustment Average is less than $1.50 per share for the period ending December 31, 1996 or (ii) seventy-five percent (75%) of the average closing bid price of the Common Stock for the 20 consecutive trading days following the filing with the SEC of the Company's 10Q ("Adjustment Average") if the Adjustment Average is less than $1.50 per share for the period ending December 31, 1997. If an adjustment is required pursuant to Section 6, then the Borrower shall furnish to the holder of this Debenture a statement, signed by the Chief Executive Officer of Borrower, of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect. The above mentioned adjustment shall only be utilized to adjust the Conversion Price to a price less than the then existing Conversion Price.

 8. RESERVATION OF SHARES: Borrower warrants and agrees that it shall at all times reserve and keep available, free from preemptive rights, sufficient authorized and unissued shares of Common Stock to effect conversion of this Debenture.

 9. REGISTRATION RIGHTS: Shares issued upon conversion of this Debenture shall be restricted from transfer by the holder except if and unless the shares are duly registered for sale pursuant to the Securities Act of 1933, as amended, or the transfer is duly exempt from registration.

 The Holder has certain rights with respect to the registration of shares of Common Stock issued upon the conversion of this Debenture pursuant to the terms of the Loan Agreement. Borrower agrees that a copy of the Loan Agreement with all amendments, additions or substitutions therefor shall be available to the Holder at the offices of Borrower.

 10. TAXES: The Borrower shall pay any documentary or other transactional taxes attributable to the issuance or delivery of this Debenture or the shares of Common Stock issued upon conversion by the Holder (excluding any federal, state or local income taxes and any franchise taxes or taxes imposed upon the Holder by the jurisdiction, or any political subdivision thereof, under which such Holder is organized or is qualified to do business.)

 11. DEFAULT:

 (a) Event of Default: An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:

 (i) Borrower shall fail to pay (or shall state in writing an intention not to pay or its inability to pay), not later than 10 days after the due date, any installment of interest on or principal of, any Debenture or any fee, expense or other payment required hereunder;

 (ii) Any representation or warranty made under the Loan Agreement, or any of the other Loan Documents, or in any certificate or statement furnished or made to Lender pursuant hereto or in connection herewith or with the Loans hereunder, shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made;

 (iii) Default in the performance of any of the covenants or agreements of Borrower or its Subsidiaries, if any, contained under the Loan Agreement, Security Agreement, Pledge Agreement, or in any of the other Loan Documents, which default is not remedied within thirty (30) days after written notice thereof to Borrower from Lender, provided that such 30 day grace period shall not apply to default of any payment requirement or notice covenant made by Borrower;

 (iv) Default shall occur in the payment of any material Indebtedness of the Borrower or its Subsidiaries, if any, (other than the obligation) or default shall occur in respect of any note, loan agreement or credit agreement relating to any such Indebtedness and such default shall continue for more than the period of grace, if any, specified therein and any such Indebtedness shall become due before its stated maturity by acceleration of the maturity thereof or shall become due by its terms and shall not be promptly paid or extended;

 (v) Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the Borrower in accordance with the respective terms thereof or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the respective rights, titles, interests, remedies, powers or privileges intended to be created thereby;

 (vi) Borrower or its Subsidiaries (as defined in the Loan Agreement), if any, shall (A) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself, or of all or substantially all of such Person's assets, (B) file a voluntary petition in bankruptcy, admit in writing that such Person is unable to pay such Person's debts as they become due or generally not pay such Person's debts as they become due, (C) make a general assignment for the benefit of creditors, (D) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (E) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against such Person in any bankruptcy, reorganization or insolvency proceeding, or (F) take corporate action for the purpose of effecting any of the foregoing;

 (vii) An involuntary petition or complaint shall be filed against Borrower or any of its Subsidiaries, if any, seeking bankruptcy or reorganization of such Person or the appointment of a receiver, custodian, trustee, intervenor or liquidator of such Person, or all or substantially all of such Person's assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Borrower or its Subsidiary, if any, or appointing a receiver, custodian, trustee, intervenor or liquidator of such Person, or of all or substantially all of such Person's assets;

 (viii) Any final judgment(s) for the payment of money in excess of the sum of $250,000 in the aggregate shall be rendered against Borrower or any Subsidiary and such judgment or judgments shall not be satisfied or discharged at least ten (10) days prior to the date on which any of its assets could be lawfully sold to satisfy such judgment;

 (ix) The failure of Borrower to issue and deliver shares of Common Stock as provided herein upon conversion of the Debenture; or

 (x) The failure to submit to common stockholders Lender's nominee, if any, for election to the Board of Directors of Borrower for any reason other than good cause.

 (xi) The Borrower shall fail to execute and deliver pledged stock and collateral as required under Loan Documents.

 (b) Remedies Upon Event of Default: If an Event of Default shall have occurred and be continuing, then Lender may exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Loan Documents, as Lender in its sole discretion, may deem necessary or appropriate:

 (i) declare the unpaid Principal Amount (after application of any payments or installments received by Lender) of, and all interest then accrued but unpaid on, the Debentures and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives.

 (ii) reduce any claim to judgment, and/or

 (iii) without notice of default or demand, pursue and enforce any of Lender's rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement, all of which rights may be specifically enforced.

 (c) Remedies Nonexclusive: Each right, power or remedy of the holder hereof upon the occurrence of any Event of Default as provided for in this Debenture or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Debenture or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the holder or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the holder of any or all such other rights, powers or remedies.

 (d) Expenses: Upon the occurrence of a Default or an Event of Default, which occurrence is not cured within the notice provisions, if any provided therefore, Borrower agrees to pay and shall pay all costs and expenses (including Lenders attorney's fees and expenses) reasonably incurred by Lender in connection with the preservation and enforcement of Lender's rights under the Loan Agreement, the Debentures, or any other Loan Document.

 12. FAILURE TO ACT AND WAIVER: No failure or delay by the holder hereof to require the performance of any term or terms of this Debenture or not to exercise any right, or any remedy shall constitute a waiver of any such term or of any right or of any default, nor shall such delay or failure preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Debenture, the holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable, or to later declare a default for failure to effect such payment of any such other amount. The failure of the holder of this Debenture to give notice of any failure or breach of the Borrower under this Debenture shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

 13. CONSENT TO JURISDICTION: The Borrower hereby agrees and consents that any action, suit or proceeding arising out of this Debenture may be brought in any appropriate court in the State of Texas including the United States District Court for the Northern District of Texas, or in any other court having jurisdiction over the subject matter, all at the sole election of the holder hereof, and by the issuance and execution of this Debenture the Borrower irrevocably consents to the jurisdiction of each such court. The Borrower hereby irrevocably appoints CT Corporation, Dallas, Texas, as agent for the Borrower to accept service of process for and on behalf of the Borrower in any action, suit or proceeding arising out of this Debenture. Except for default in payment of interest or principal when and as they become due, and except as otherwise specifically set forth herein or otherwise agreed to in writing by the parties, any action dispute, claim or controversy (all such herein called "Dispute") between or among the parties as to the facts or the interpretation of the Debenture shall be resolved by arbitration as set forth in Section 11.05 of the Loan Agreement.

 14. HOLDERS RIGHT TO REQUEST MULTIPLE DEBENTURES: The Holder shall, upon written request and presentation of the Debenture, have the right, at any interest payment date, to request division of this Debenture into two or more units, each of such to be in such amounts as shall be requested; provided however that no Debentures shall be issued in denominations of face amount less than $100,000.00.

 15. TRANSFER: This Debenture may be transferred on the books of the Borrower by the registered Holder hereof, or by Holder's attorney duly authorized in writing, only upon (i) delivery to the Borrower of a duly executed assignment of the Debenture, or part thereof, to the proposed new Holder, along with a current notation of the amount of payments received and net Principal Amount yet unfunded, and presentment of such Debenture to the Borrower for issue of a replacement Debenture, or Debentures, in the name of the new Holder, (ii) the designation by the new Holder of the Lender's agent for notice, such agent to be the sole party to whom Borrower shall be required to provide notice when notice to Lender is required hereunder and who shall be the sole party authorized to represent Lender in regard to modification or waivers under the Debenture, the Loan Agreement, or other Loan Documents; and any action, consent or waiver, (other than a compromise of principal and interest), when given or taken by Lender's agent for notice, shall be deemed to be the action of the holders of a majority in amount of the Principal Amount of the Debentures, as such holders are recorded on the books of the Borrower, and (iii) in compliance with the legend to read "The Securities represented by this Debenture have not been registered under the Securities Act of 1933, as amended ("Act"), or applicable state securities laws ("State Acts") and shall not be sold, hypothecated, donated or otherwise transferred unless the Company shall have received an opinion of Legal Counsel for the Company, or such other evidence as may be satisfactory to Legal Counsel for the Company, to the effect that any such transfer shall not require registration under the Act and the State Acts."

 The Borrower shall be entitled to treat any holder of record of the Debenture as the Holder in fact thereof and of the Debenture and shall not be bound to recognize any equitable or other claim to or interest in this Debenture in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of Texas.

 16. NOTICES: All notices and communications under this Debenture shall be in writing and shall be either delivered in person or by FedEx and accompanied by a signed receipt therefor; or mailed first-class United States certified mail, return receipt requested, postage prepaid, and addressed as follows: (i) if to the Borrower at its address for notice as stated in the Loan Agreement; and,
(ii) if to the holder of this Debenture, to the address (a) of such holder as it appears on the books of the Borrower, or (b) in the case of a partial assignment to one or more holders, to the Lender's agent for notice, as the case may be. Any notice of communication shall be deemed given and received as of the date of such delivery if delivered; or if mailed, then three days after the date of mailing.

 17. MAXIMUM INTEREST RATE: Regardless of any provision contained in this Debenture, Lender shall never be entitled to receive, collect or apply as interest on the Debenture any amount in excess of interest calculated at the Maximum Rate, and, in the event that Lender ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Debenture is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non principal payment as an expense, fee or premium rather than as interest; (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, pro rate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Debenture; provided that, if the Debenture is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Rate, Lender shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Debenture and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of interest calculated at the Maximum Rate.

 (b) "Maximum Rate" shall mean, on any day, the highest nonusurious rate of interest (if any) permitted by applicable law on such day that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness evidenced by the Debenture under the laws which are presently in effect of the United States of America and the State of Texas or by the laws of any other jurisdiction which are or may be applicable to the holders of the Debenture and such Indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America and the State of Texas or by the laws of any other jurisdiction which are or may be applicable to the holder of the Debenture and which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

 18. RIGHTS UNDER LOAN AGREEMENT: This Debenture is issued pursuant to that certain Convertible Debenture Loan Agreement dated October 30, 1996 by and between Topro, Inc. and its subsidiaries as co-borrower and Renaissance U.S. Growth & Income Trust, PLC as Lender, (the "Loan Agreement"), and the holder hereof is entitled to all the rights and benefits, and is subject to all the obligations of Lender under said agreement, including the maximum interest rates limitations as specified in Section 11.07 thereof. Both Borrower and Lender have participated in the negotiation and preparation of the Loan Agreement and of this Debenture. Borrower agrees that a copy of the Loan Agreement with all amendments, additions and substitutions therefor shall be available to the Holder at the offices of Borrower. This Debenture is secured pursuant to a Security Agreement and Pledge Agreement dated October 30, 1996.

 19. GOVERNING LAW: THIS DEBENTURE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, OR, WHERE APPLICABLE, THE LAWS OF THE UNITED STATES.



                            (Signature Page Follows)

         IN WITNESS WHEREOF, the undersigned Borrower has caused this Debenture to be duly issued and executed on the Date of Issue above stated.


                                  CO-BORROWERS

Address for Notice:               Topro, Inc.
------- --- -------
2525 West Evans Avenue
Denver, CO 80219
                                  By:
                                     -----------------------------------------
                                  Title:


                                  Attest  by:
                                             ---------------------------------
                                  Title:  Secretary


                                  CO-BORROWER


Address for Notice:               Advanced Control Technology, Inc.
------ --- -------
2525 West Evans Avenue
Denver, CO 80219
                                  By:
                                     -----------------------------------------
                                  Title:


                                  Attest  by:
                                             ---------------------------------
                                  Title:   Secretary


                                  CO-BORROWER

Address for Notice:               Management Design and Consulting Services,
------ --- -------                Inc.
2525 West Evans Avenue
Denver, CO 80219
                                  By:
                                     -----------------------------------------
                                  Title:


                                  Attest  by:
                                             ---------------------------------
                                  Title:   Secretary

                                   CO-BORROWER


Address for Notice:                Topro Systems Integration, Inc.
------- --- -------
2525 West Evans Avenue
Denver, CO 80219
                                   By:
                                      ----------------------------------------
                                   Title:


                                   Attest  by:
                                              --------------------------------
                                   Title:   Secretary


                                   CO-BORROWER


Address for Notice                 Visioneering Holding Corporation
------------------


                                   By:
                                      ----------------------------------------
                                   Title:  President


                                   Attest  by:
                                              --------------------------------
                                   Title:  Assistant Secretary

          This instrument was acknowledged before me on ___________, 199____, by _________________________, ________________of__________________, a ____________
___________.corporation.


                                           Notary Public, State of
                                                                  -------------
                                           My Commission Expires:
                                                                 --------------

                                           Printed Name of Notary
                                                                 --------------


         This instrument was acknowledged before me on ___________, 199____, by _________________________, ________________of__________________, a ____________
___________.corporation.

                                           Notary Public, State of
                                                                  -------------
                                           My Commission Expires:
                                                                 --------------

                                           Printed Name of Notary
                                                                 --------------


         This instrument was acknowledged before me on ___________, 199____, by _________________________, ________________of __________________, a ___________
____________.corporation.

                                           Notary Public, State of
                                                                  -------------
                                           My Commission Expires:
                                                                 --------------

                                           Printed Name of Notary
                                                                 --------------


         This instrument was acknowledged before me on ___________, 199____, by _________________________, ________________of __________________, a ___________
____________.corporation.

                                           Notary Public, State of
                                                                  -------------
                                           My Commission Expires:
                                                                 --------------

                                           Printed Name of Notary
                                                                  -------------


         This instrument was acknowledged before me on ___________, 199____, by _________________________, ________________of __________________, a ___________
____________.corporation.

                                           Notary Public, State of
                                                                  -------------
                                           My Commission Expires:
                                                                 --------------

                                           Printed Name of Notary
                                                                 --------------